Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 29, 2026, is by and among Accuray Incorporated, a Delaware corporation (the “Company”), and the investors identified on the Schedule of Investors attached hereto on Exhibit B (each, an “Investor” and, collectively, the “Investors”).

RECITALS

A.           The Company and the Investors are parties to, or lenders under, that certain Financing Agreement, dated as of June 6, 2025, as amended from time to time (the “Financing Agreement”).

B.          The Company desires to issue and sell to the Investors, and the Investors desire to purchase from the Company, shares of a newly authorized series of convertible preferred stock of the Company designated as Series A Convertible Preferred Stock of the Company, par value $0.001 per share (the “Convertible Preferred Stock” and the shares thereof, the “Preferred Shares”), having the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company, in the form attached hereto as Exhibit A (the “Certificate of Designation”).

C.          The aggregate consideration for the Preferred Shares shall be $55,000,000, consisting of (i) $15,000,000 in cash (the “Cash Investment”) and (ii) $40,000,000 in outstanding debt under the Financing Agreement to be exchanged for Preferred Shares (the “Converted Debt”) at the closing of the purchase and sale of the Preferred Shares (the “Closing”).

D.          The Cash Investment shall be due and payable by the Investors to the Company upon the signing of this Agreement. If this Agreement is terminated as a result of the Company’s failure to obtain the Stockholder Approval, then the Company’s outstanding debt under the Financing Agreement shall automatically increase by the amount of the Cash Investment, as more particularly set forth herein.

E.           In connection with the transactions contemplated hereby, substantially concurrently with the execution and delivery of this Agreement, the Financing Agreement shall be amended in accordance with an amendment in substantially the form attached hereto as Exhibit D (the “Financing Agreement Amendment”), and the Company shall issue to the Investors penny warrants in the form attached hereto as Exhibit C (the “New Penny Warrants”).

F.        The Company and each Investor, severally and not jointly, are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”).

G.          The Preferred Shares, the Conversion Shares, the New Penny Warrants and the New Penny Warrant Shares are collectively referred to herein as the “Securities.” The “Conversion Shares” mean the shares of Common Stock issuable upon conversion of the Preferred Shares and the “New Penny Warrant Shares” mean the shares of Common Stock issuable upon exercise of the New Penny Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor, severally and not jointly, agree as follows:

1.           PURCHASE AND SALE OF PREFERRED SHARES AND NEW PENNY WARRANTS.

(a)    Purchase of Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, at the Closing, the Company shall issue and sell to each Investor, severally and not jointly, and each Investor shall purchase from the Company, severally and not jointly, the number of Preferred Shares set forth opposite such Investor’s name on the Schedule of Investors as set forth on Exhibit B, for an aggregate purchase price of $55,000,000, consisting of the Cash Investment and the Converted Debt, with the purchase price per Investor for both the Cash Investment and the Converted Debt as set forth opposite such Investor’s name under the Columns “Cash Purchase Price” and “Principal Amount of Converted Debt”, respectively, on Exhibit B. The purchase price for each share of Convertible Preferred Stock shall be $1,000 per share (the “Purchase Price”).

(b)    Closing. The Closing shall occur remotely by exchange of documents and signatures on the first Business Day on which the conditions set forth in Sections 6 and 7 below have been satisfied or waived, or at such other time and place as the Company and the Required Holders may mutually agree. For the avoidance of doubt, the Closing shall occur only after the filing of the Certificate of Designation, receipt of the approval by the Company’s stockholders of the transactions contemplated by this Agreement, including the issuance of the Preferred Shares, the New Penny Warrants, all Conversion Shares and all New Penny Warrant Shares, in each case to the extent required by applicable rules of the Principal Market (the “Stockholder Approval”) and the implementation of the reverse stock split of the Common Stock at a ratio ranging from any whole number between 1-for-15 and 1-for-40 (the “Reverse Stock Split”), or such other ratio as may be approved by the Board of Directors of the Company (the “Board”), including at least one Preferred Director (as defined below) with the understanding that the target post-Reverse Stock Split price per share of Common Stock shall be at least $8.00 per share and delivery of the other closing deliverables contemplated hereby. As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(c)    Cash Investment. Concurrently with the execution and delivery of this Agreement, each Investor shall pay to the Company, by wire transfer of immediately available funds in accordance with the wire transfer instructions of the Company in a letter on the letterhead of the Company, duly executed by the Chief Financial Officer of the Company and delivered to the Investors prior to the date hereof, such Investor’s portion of the Cash Investment as set forth opposite such Investor’s name under the column “Cash Purchase Price” on Exhibit B. Such amount shall be held and applied in accordance with this Agreement.

(d)    Exchange of Converted Debt. At the Closing, each Investor’s portion of the Converted Debt shall automatically be exchanged for such amount of Preferred Shares as is set forth opposite such Investor’s name under the column “Principal Amount of Converted Debt” on Exhibit B. Upon the issuance of the Preferred Shares in respect of the Converted Debt at the Closing, the principal of the Term Loan B and the Delayed Draw Term Loans constituting the Converted Debt outstanding under the Financing Agreement owned by each such Investor immediately prior to the Closing shall automatically be deemed satisfied, exchanged and cancelled in full at the Closing. For the avoidance of doubt, interest accrued as of the Closing on the principal of the Term Loan B and the Delayed Draw Term Loan being cancelled hereunder will still be due and payable on the immediately succeeding interest payment date following the Closing under and in accordance with the Financing Agreement.

(e)    Failure to Obtain Stockholder Approval; Cash Investment Added to Debt. If this Agreement is terminated as a result of the Company’s failure to obtain the Stockholder Approval, then automatically, without any further action of any party, (i) the Cash Investment shall automatically be deemed to be an Obligation under the Financing Agreement, as amended by the Financing Agreement Amendment (the “Amended Financing Agreement”) and (ii) a fee shall be due and payable by Company to the Administration Agent for the account of the Investors (in their capacity as “Lenders”) under the Financing Agreement Amendment in an aggregate amount equal to $15,000,000, allocated among the Investors in accordance with the amounts funded by such Investors (the “SPA Non-Approval Fee”), which fee shall be fully earned and non-refundable on such date of termination, and payable in full in cash, together with the repayment in full of the Cash Investment, on the earliest to occur of (w) the Final Maturity Date, (x) the indefeasible payment in full in cash of all Obligations (other than the Cash Investment and the SPA Non-Approval Fee) that are due and payable under the Amended Financing Agreement, (y) the acceleration (including as a result of the commencement of any proceeding under any Debtor Relief Law) of all or any portion of the Obligations, or (z) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind to the Administrative Agent and Lenders in full or partial satisfaction of the Obligations. Defined terms used in this Section 1(e) and not defined herein shall have the meanings set forth in the Amended Financing Agreement.

(f)    Financing Agreement Amendment; New Penny Warrants. Concurrently with the execution and delivery of this Agreement, the Company and the Investors shall enter into the Financing Agreement Amendment and the Company shall issue the New Penny Warrants to the Investors. The New Penny Warrants shall be in the form attached hereto as Exhibit C and shall be exercisable for an aggregate of 15,253,473 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”). The allocation of the New Penny Warrants among the Investors shall be as set forth opposite such Investor’s name under the column “Number of New Penny Warrant Shares” on Exhibit B attached hereto. The number of shares set forth herein and on Exhibit B shall be subject to equitable adjustment to reflect any stock split, reverse stock split, stock dividend, recapitalization, or similar event with respect to the Common Stock occurring after the date hereof

(g)    Cancellation of Premium Warrants; Super Premium Warrants. Effective as of, and contingent upon, the Closing, each Investor’s (i) outstanding warrants to purchase common stock with an exercise price of $1.68 per share, exercisable on and after December 7, 2025 until June 6, 2032 (the “June 2025 Premium Warrants”), (ii) outstanding warrants to purchase common stock an exercise price of $1.50 per share, exercisable on and after June 16, 2026 and expiring on December 15, 2032 (the “December 2025 Super Premium Warrants”) and (iii) outstanding warrants to purchase common stock with an exercise price of $1.25 per share, exercisable on and after June 16, 2026 and expiring on December 15, 2032 (the “December 2025 Premium Warrants”) ((i) – (iii) collectively, the “Cancelled Warrants”), in each case set forth opposite such Investor’s name on Exhibit B hereto, shall be automatically and without any further action required by any party be deemed surrendered to the Company, extinguished, cancelled and of no further force or effect, and thereafter each Investor shall have no further rights to the Cancelled Warrants.

2.            INVESTOR’S REPRESENTATIONS AND WARRANTIES.

Each Investor, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the date on which the Closing occurs (the “Closing Date”):

(a)    Organization; Authority. Such Investor is an entity duly incorporated or organized, validly existing and, to the extent such concept exists under the laws of jurisdiction of its incorporation or organization, in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with all requisite power and authority, and has taken all requisite corporate or other action, as applicable, to enter into and to consummate the transactions contemplated by this Agreement, the Certificate of Designation, the New Penny Warrants, the Financing Agreement Amendment, the Irrevocable Transfer Agent Instructions and each other agreement, schedule, exhibit, certificate or instrument executed or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time (collectively, “Transaction Documents”) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)    No Public Sale or Distribution. Such Investor (i) is acquiring its Preferred Shares and New Penny Warrants, (ii) upon conversion of its Preferred Shares will acquire the Conversion Shares issuable upon conversion thereof, and (iii) upon exercise of its New Penny Warrants will acquire the New Penny Warrant Shares issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act; provided, however, by making the representations herein, such Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and, subject to compliance with Section 4(x), reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act. Such Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c)    Accredited Investor Status. Such Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)    Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(e)    Information. Such Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Investor. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein. Such Investor understands that its investment in the Securities involves a high degree of risk. Such Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)    No Governmental Review. Such Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)    Transfer or Resale. Such Investor understands that except as provided in Section 4(w) and Section 4(z) hereof: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, this Section 2(g).

(h)    Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Investor and shall constitute the legal, valid and binding obligations of such Investor enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)    No Conflicts. The execution, delivery and performance by such Investor of this Agreement and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the disclosure schedule delivered by the Company to the Investors (the “Disclosure Schedule”), the Company represents and warrants to each of the Investors as follows:

(a)    Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties, to carry on their business as now being conducted and as presently proposed to be conducted and to perform all their obligations under all Material Contracts. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than as set forth in Section 3(a) of the Disclosure Schedule, the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (i) owns greater than 50% of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” “Material Contract” means any contract to which the Company or a Subsidiary is a party or by which it is bound which is material to the business of the Company that have been filed as an exhibit to the SEC Documents pursuant to Item 601(b)(10) of Regulation S-K.

(b)    Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and, subject to receipt of the Stockholder Approval, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Shares and the issuance of the New Penny Warrants and the reservation for issuance and issuance of the New Penny Warrant Shares issuable upon exercise of the New Penny Warrants) have been duly authorized by the Board or other governing body, as applicable, and (other than the filing with the SEC of one or more Registration Statements (as defined in Section 4(w)) in accordance with the requirements of Section 4(w), a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to such Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Prior to the Closing, the Certificate of Designation in the form attached hereto as Exhibit A will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms and has not been amended.

(c)    Issuance of Securities. The issuance of the Preferred Shares and the New Penny Warrants has been duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, Taxes (as defined below), rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. Upon issuance or conversion in accordance with the Certificate of Designation or exercise in accordance with the New Penny Warrants (as the case may be), the Conversion Shares and the New Penny Warrant Shares, respectively, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Investors in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

(d)    No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares, the New Penny Warrants, the Conversion Shares and the New Penny Warrant Shares and the reservation for issuance of the Conversion Shares and the New Penny Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract, or (iii) subject to receipt of the Stockholder Approval, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of The Nasdaq Stock Market LLC (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)    Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than receipt of the Stockholder Approval, the filing with the SEC of one or more Registration Statements in accordance with the requirements of Section 4(w), a Form D with the SEC and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to such Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in Section 3(e) of the Disclosure Schedule, the Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)    Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by an Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Investor’s purchase of the Securities. The Company further represents to each Investor that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)    No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. Except as set forth on Section 3(g) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)    No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the Securities Act (other than pursuant to Section 4(w)) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)    Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and New Penny Warrant Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Certificate of Designation in accordance with this Agreement and the Certificate of Designation and the New Penny Warrant Shares upon exercise of the New Penny Warrants in accordance with this Agreement and the New Penny Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)    Application of Takeover Protections; Rights Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Investor’s ownership of the Securities. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(k)    SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports (or has received a valid extension of such time of filing and has filed any such report prior to the expiration of any such extension), schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Investors or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued under the Accounting Standards Codification Topic 450 (ASC 450) which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Investors which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)    Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K/A, except as disclosed in the SEC Documents, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K/A, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business, (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business, or (iv) made any material change or material amendment to, or waiver of any material right, or termination (other than pursuant to the terms thereof) of, any Material Contract. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at such Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)    No Undisclosed Events, Liabilities, Developments or Circumstances. Except as disclosed Section 3(m) of the Disclosure Schedule, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Investor’s investment hereunder or (iii) could have a Material Adverse Effect.

(n)    Conduct of Business. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Certificate of Incorporation or certificate of incorporation or bylaws, respectively. Except as disclosed in Section 3(n) of the Disclosure Schedule, neither the Company nor any of its material Subsidiaries (i) is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, or (ii) is in default of or in violation of, nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as disclosed in Section 3(n) of the Disclosure Schedule, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o)    Foreign Corrupt Practices. Neither the Company, any of the Company’s Subsidiaries, or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)    (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)    assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p)    Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)    Transactions With Affiliates. Except as disclosed in Section 3(q) of the Disclosure Schedule, no current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or within the last three (3) years has been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through an Eligible Market (as defined in the Certificate of Designation)), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. No employee, officer, or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board).

(r)    Equity Capitalization.

(i)    Definition of Preferred Stock. “Preferred Stock” means the Company’s blank check preferred stock, par value $0.001 per share, the terms of which may be designated by the Board in a certificate of designations and any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such certificate of designations).

(ii)    Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 200,000,000 shares of Common Stock, of which 119,433,440 are issued and outstanding and approximately 75,636,044 shares are reserved for issuance pursuant to Common Stock Equivalents (as defined below) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 5,000,000 shares of Preferred Stock, none of which are issued and outstanding. 3,108,369 shares of Common Stock are held in the treasury of the Company. “Common Stock Equivalents” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries.

(iii)    Valid Issuance; Available Shares; Affiliates. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Section 3(r)(iii) of the Disclosure Schedule sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Common Stock Equivalents (other than the Preferred Shares and the New Penny Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the Securities Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. To the Company’s knowledge, except as set forth in Section 3(r) of the Disclosure Schedule, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Common Stock Equivalents, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% stockholder for purposes of federal securities laws).

(iv)    Existing Securities; Obligations. Except as disclosed in Section 3(r) of the Disclosure Schedule: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to Section 4(w)); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(v)    Organizational Documents. The SEC Documents contain the Company’s true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Common Stock Equivalents and the material rights of the holders thereof in respect thereto.

(s)    Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, except as disclosed in the SEC Documents, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) ”Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)    Litigation. Except as disclosed in Section 3(t) of the Disclosure Schedule, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Knowledge of the Company (as defined below), threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in the SEC Documents or as would not reasonably be expected to result in a Material Adverse Effect. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. To the Knowledge of the Company, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity. For purposes of this Agreement, “Knowledge of the Company” means the actual knowledge of the Company’s Chairperson, Chief Executive Officer, Chief Financial Officer and General Counsel, in each case after reasonable inquiry of all employees of the Company and its Subsidiaries under their direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

(u)    Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)    Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. Except as disclosed in 3(v) of the Disclosure Schedule, no executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)    Title.

(i)    Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries (the “Real Property”) in connection with the conduct of its business. The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current Taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)    Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to such Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) Liens for current Taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x)    Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement, except to the extent that such expiration, termination or abandonment would not reasonably be expected to be material to the conduct of the Company’s business. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)    Environmental Laws.

(i)    The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)    No Hazardous Materials:

(A)    have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws, except for any such disposal or release that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(B)    are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a Material Adverse Effects.

(iii)    Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls, in each case, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iv)    None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z)    Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries owned by the Company or such Subsidiary.

(aa)    Tax Status.

(i)    The Company and each of its Subsidiaries (i) has timely made or filed all material non-U.S., federal state, and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns were correct and complete in all material respects, (ii) is not currently the beneficiary of an extension of time within which to file any material tax return, (iii) has timely paid material non-U.S., federal, state, local, or other taxes, including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, employment and payroll related taxes, withholding taxes, stamp taxes, transfer and property taxes, or other tax of any kind whatsoever, whether or not measured in whole or in part by net income, including any interest, penalty, or addition thereto, whether disputed or not (collectively, “Taxes”) required to be paid by it through the date hereof, and (iv) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(ii)    There are no material unpaid Taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim. For purposes of this Section 3(aa), “knowledge,” including the phrase “to the Company’s knowledge,” shall mean the knowledge of the officers of the Company after reasonable inquiry of the senior employees of the Company under their direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question and after reasonable investigation by such officers.

(iii)    Neither the Internal Revenue Service nor any other governmental authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company or any Subsidiary any deficiency or claim for additional Taxes.

(iv)    No claim has ever been made in writing to the Company by a Tax authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

(v)    For each Subsidiary, no claim has ever been made in writing to the Company or such Subsidiary by a Tax authority in a jurisdiction where such Subsidiary does not file Tax Returns that such Subsidiary is or may be subject to taxation by that jurisdiction.

(vi)    Neither the Company nor any Subsidiary has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency which (after giving effect to such waiver or extension) has not yet expired.

(vii)    There are no material liens or other security interests encumbering any of the assets of the Company or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Taxes (except where such security interests arise as a matter of law prior to the due date for paying the related Taxes).

(viii)    There has never been any audit by a Tax authority of any Tax Return filed by the Company or any Subsidiary, and neither the Company nor any Subsidiary has been notified in writing by any Tax authority that any such audit is contemplated or pending that remains outstanding.

(ix)    Neither the Company nor any Subsidiary is a party to any Tax allocation, Tax sharing or similar agreement other than any agreement entered into in the ordinary course of business practice the principal purpose of which is not Taxes.

(x)    The Company is not a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).

(xi)    The fair market value of the Preferred Shares and the New Penny Warrants is no less than the $55,000,000 and is not expected to result in any cancellation of debt income pursuant to Section 108(e)(8) of the Code.

(bb)    Internal Accounting and Disclosure Controls. Except as set forth in Section 3(bb) of the Disclosure Schedule, the Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in Section 3(bb) of the Disclosure Schedule, the Company has not received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc)    Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)    Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)    Acknowledgement Regarding Investors’ Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Investors have been asked by the Company or any of its Subsidiaries to agree, nor has any Investor agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) any Investor, and counterparties in “derivative” transactions to which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to such Investor’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Investor shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Investor may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the applicable 8-K Filing (as defined below) one or more Investors may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the New Penny Warrant Shares and/or Conversion Shares, as applicable, deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designation, the New Penny Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff)    Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg)    U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Code (a “USRPHC”), and the Company and each Subsidiary shall so certify upon any Investor’s request.

(hh)    Registration Eligibility. As of the date hereof, the Company is eligible to register the Conversion Shares issuable upon the conversion of the Convertible Preferred Stock and the shares of Common Stock issuable upon exercise of the New Penny Warrants (together, the “Registrable Securities”) for resale by the Investors using Form S-1 promulgated under the Securities Act. The Company is not aware of any facts or circumstances that would reasonably be expected to prevent the Company from filing a registration statement for a shelf registration on Form S-1 in accordance with Section 4(w).

(ii)    Transfer Taxes. On the Closing Date, all stock transfer or other Taxes (other than income or similar Taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such Taxes will be or will have been complied with.

(jj)    Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)    Shell Company Status. The Company is not currently an issuer identified in, or subject to, Rule 144(i).

(ll)    Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm)    Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(nn)    Management. Except as set forth in the SEC Documents, no current or former officer or director of the Company (with respect to any former officer or director, solely during the time they were serving as an officer of the Company) has, during the last five years, been the subject of:

(i)    a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)    a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)    any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)    Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)    Engaging in any particular type of business practice; or

(3)    Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)    any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)    a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)    a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo)    Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(pp)    No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq)    No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Investors a copy of any disclosures provided thereunder.

(rr)    Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Investors or potential purchasers in connection with the sale of any Regulation D Securities.

(ss)    No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(tt)    Cybersecurity. The Company’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its Subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) ”personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(uu)    Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data. The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(vv)    Generative AI. The Company and its Subsidiaries use all Generative AI Tools (as defined below) in material compliance with the applicable license terms, consents, agreements and laws. The Company and its Subsidiaries have not included and do not include any sensitive Personal Data, trade secrets or material confidential or proprietary information of the Company, or of any third Person under an obligation of confidentiality by the Company or its Subsidiaries, in any prompts or inputs into any Generative AI Tools, except in cases where such Generative AI Tools do not use such information, prompts or services to train the machine learning or algorithm of such tools or improve the services related to such tools. The Company has not used Generative AI Tools to develop any material Intellectual Property Rights that the Company intended to maintain as proprietary in a manner that it believes would materially affect the Company’s ownership or rights therein. For purposes hereof, “Generative AI Tools” means generative artificial intelligence technology or similar tools capable of automatically producing various types of content (such as source code, text, images, audio, and synthetic data) based on user-supplied prompts.

(ww)    Inventory. All Inventory (as defined in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York) of the Company and its Subsidiaries (i) complies in all material respects with applicable laws, (ii) has been manufactured, processed, packed, held, and transported in all material respects in accordance with appropriate “good manufacturing practices” or similar practices that may be promulgated under applicable laws, and (iii) is not and will not be prohibited in any material respect from being introduced into interstate commerce under the provisions of any applicable laws.

(xx)    Regulatory Matters.

(i)    Since January 1, 2021, (1) the business of the Company and its Subsidiaries has been and is being conducted in compliance in all material respects with all applicable Healthcare Laws (as defined below), and all licenses, listings, rights, privileges, clearances, franchises, markings, labelings, certificates, accreditations, product clearances or approvals, provider numbers or provider authorizations, supplier numbers, enrollments, letters of non-reviewability, certificates of need, marketing authorizations, variances, exemptions, plans, directives, other authorizations, registrations, permits, consents, consent orders, consent decrees or approvals and any supplements or amendments thereto issued or required of the Company and each of its Subsidiaries under any law applicable to their business, or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under any law applicable to their business (“Permits”), (2) each Product (as defined below) (whether manufactured by the Company or any of its Subsidiaries, any of their respective affiliates or by a third party manufacturer under contract to the Company or any of its Subsidiaries) has been, and currently is, being researched, developed, designed, investigated, tested, manufactured, made, assembled, stored, packaged, labeled, marketed and distributed by the Company and its Subsidiaries or third parties on their behalf, in compliance with all applicable laws, including, without limitation, the Healthcare Laws, all required Permits, current good manufacturing practice requirements of the Quality System Regulations (21 CFR Part 820), the Device Master Record as defined in 21 CFR 820.181 and Document Controls under 21 CFR 820.40, or, in relation to the foregoing, the analogous laws of any other foreign jurisdiction or country, and all Product specifications as established in the Company’s and/or their Subsidiaries’ documentation, except to the extent any failure to so comply could not reasonably be expected to result in any adverse consequences to the Company or its Subsidiaries (other than immaterial consequences), (3) each contract between the Company and any of its Subsidiaries on the one hand, and any third party manufacturer on the other hand contain (and the Company and each of its Subsidiaries implement), appropriate quality assurance and quality control arrangements in accordance with U.S. Food and Drug Administration (“FDA”) requirements and comply in all material respects with all applicable Healthcare Laws, (4) the Company and its Subsidiaries are in compliance in all material respects with applicable laws governing reporting and recordkeeping of Product modifications, adverse event reporting, malfunction reporting, reporting of corrections and removals, reporting of accidental radiation exposures, notification of defects, and recordkeeping for each Product, and all manufacturing and release documents and records are true and accurate in all material respects, (5) neither the Company nor any of its Subsidiaries has received or been subject to any written or oral communications from the FDA, the U.S. Nuclear Regulatory Commission (the “NRC”) or any other Governmental Entity asserting that the Company, any such Subsidiary or any such Product was not in compliance in any material respect with any applicable laws or any Permit, and (6) no Product is: (i) adulterated within the meaning of 21 U.S.C. § 351; (ii) misbranded within the meaning of 21 U.S.C. § 352; (iii) in material violation of 21 U.S.C. §§ 331, 360, 360e, 360i, or 360j, or (iv) in relation to the foregoing (i)-(iii), the analogous laws of any other foreign jurisdiction or country. “Healthcare Law” means the laws, codes, policies and guidelines of all governmental authorities relating to the production, preparation, propagation, compounding, conversion, pricing, marketing, promotion, sale, distribution, coverage, coding, billing, collections, recordkeeping, claims process, documentation requirements, medical necessity, referrals, Permits, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or reimbursement of a drug, device, biological or other medical item, supply or service, including, without limitation, the Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder (collectively, the “FD&C Act”), billing and collection practices relating to the payment for healthcare services or supplies, the federal False Claims Act (31 U.S.C. §§ 3729 et seq.), the federal healthcare program anti-kickback statute (42 U.S.C. § 1320a- 7b), the Stark laws (42 U.S.C. § 1395nn), the Federal Program Fraud Civil Remedies Act (31 U.S.C. § 3801 et seq.), the Travel Act (18 U.S.C. § 1952), the Federal Health Care Fraud Law (18 U.S.C. § 1347) , HIPAA, the federal healthcare program civil money penalty and exclusion authorities (42 U.S.C. § 1320a-7a), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the Exclusion Laws (42 U.S.C. § 1320a-7), the statutes, regulations, guidelines and directives of applicable federal healthcare programs of Medicare, Medicaid and other healthcare programs of other governmental authorities, including the Veterans Health Administration and United States Department of Defense healthcare and contracting programs, and the analogous laws of any other foreign jurisdiction or country. “Product” means any current or future service or product researched, designed, developed, manufactured, tested, licensed, marketed, sold, performed, distributed or otherwise commercialized by the Company or any of its Subsidiaries, and any such product in development or which may be developed.

(ii)    Other than routine surveillance audits and inspections, no investigation by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company, threatened or planned. None of the Company or any of its Subsidiaries has received any written or oral communication from any Governmental Entity of any noncompliance with any applicable laws related to the Products or any written or oral communication from any Governmental Entity or accrediting organization of any material issues, problems, or concerns regarding the quality or performance of the Products.

(iii)    The Company and its Subsidiaries own, free and clear of all Liens, all Permits, including all authorizations under the FD&C Act, other United States federal laws, and all applicable state and foreign laws, necessary (i) for the research and development and commercialization of the Products, including, without limitation, all Permits necessary in connection with testing, manufacturing, marketing or selling of such Products, as such testing, manufacturing, marketing or selling are currently being conducted, and (ii) to carry on the business of the Company and each of its Subsidiaries. All such Permits are valid and in full force and effect and the Company and each Subsidiary is in compliance in all material respects with all terms and conditions of such Permits. None of the Company or any Subsidiary has received any written notice from any Governmental Entity that any Permit has been or is being revoked, withdrawn, suspended or challenged or that such Governmental Entity is conducting an investigation or review thereof or has issued any order or recommendation stating that the development, testing and/or manufacturing of such Product should cease or that such Product should be withdrawn from the marketplace.

(iv)    Except as could not reasonably be expected to have a Material Adverse Effect, there have been no adverse clinical test results and there have been no Product recalls, Product corrections or removals or voluntary corrections or removals of a distributed device that involve (i) a minor violation of the FD&C Act that would not be subject to legal action by FDA or that involves no violation of the FD&C, e.g., normal stock rotation practices (defined at 21 C.F.R. § 806.2), or (ii) a minor violation of analogous foreign applicable provisions of laws or that involves no violation of applicable law from any market (other than those disclosed on in the SEC Documents).

(v)    Since January 1, 2021, there has been no material untrue statement of fact and no fraudulent statement made by the Company or any of its Subsidiaries or any of their respective agents or representatives to the FDA, NRC, or any other Governmental Entity, and there has been no failure to disclose any material fact required to be disclosed to the FDA, NRC or any other Governmental Entity.

(vi)    To the best knowledge of the Company, no insurance company, managed care organization or Governmental Entity has (i) terminated coverage or reimbursement for procedures and treatments performed using the CyberKnife and TomoTherapy Products, or (ii) reduced, restricted, lost, or impaired the scope of coverage or the rate of reimbursement it provides for procedures and treatments performed using the CyberKnife and TomoTherapy Products, and, in the case of this clause (ii), such reduction, restriction, loss, or impairment could reasonably be expected to have a materially adverse impact on the revenues of the Company and its Subsidiaries. None of the Company or any of its Subsidiaries has been the subject of any “for cause” inspection, investigation or audit by any Governmental Entity in connection with any alleged improper activity.

(vii)    Since January 1, 2021, neither Company nor any of its Subsidiaries has received any warning letter or “It Has Come to Our Attention Letter” from the FDA or any other Governmental Entity or other similar communication from the FDA or other Governmental Entity inquiring about or alleging or asserting noncompliance with any Healthcare Law. There is no arrangement relating to the Company or any of its Subsidiaries providing for any rebates, kickbacks or other forms of compensation or remuneration that are unlawful to be paid to any Person to induce, or in return for obtaining or the referral of business or for the arrangement for recommendation of such referrals. Neither the Company nor any of its Subsidiaries or their respective officers, directors, employees or agents has knowingly billed or knowingly received any payment or reimbursement on behalf of their clients or customers in excess of amounts allowed by applicable Healthcare Laws, or advised or knowingly provided information to any healthcare provider or supplier that could be reasonably interpreted to advocate upcoding or other coding activities that could reasonably be expected to violate Healthcare Laws. All billings by the Company and each of its Subsidiaries for its services have been true and correct in all material respects and are in compliance in all material respects with all applicable Healthcare Laws. The Company and its Subsidiaries do not submit claims to Governmental Entity, insurance companies, and managed care organizations.

(viii)    There are no facts, circumstances or conditions that, to the knowledge of the Company or any of its Subsidiaries, could reasonably be expected to form the basis for any valid investigation, material inquiry, for-cause inspection, appeal, enforcement, seizure, detention, withdrawal, injunction, shutdown, field action, field correction, safety alert, recall, “It Has Come to Our Attention Letter”, warning letter, notice of suspension or cancellation of a registration of establishment license, FDA Form 483, suit, claim, audit, claim review, arbitration, action, qui tam, whistleblower suit (legal or regulatory), or proceeding (legal or regulatory) or other similar correspondence or action by a Governmental Entity relating to any of the Healthcare Laws against or affecting the Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect. Except as disclosed to the Investors, neither the Company nor any of its Subsidiaries (i) are currently, or has been, a party to a corporate integrity agreement, monitoring agreement, consent decree, settlement agreement, individual integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal or informal agreement or order mandating or prohibiting future or past activities relating to its operations, or (ii) have any reporting obligations pursuant to any such settlement agreements, plan of correction, or other remedial measure entered into with any Governmental Entity. The Company or any of its Subsidiaries, as applicable, has complied with the terms and conditions of any corporate integrity agreements, settlement agreements, plans of correction, or other remedial measures or demand of any Governmental Entity to which it is subject except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

(ix)    None of the Company or any of its Subsidiaries, or, to the knowledge of the Company, any individual who is an officer, director, employee, agent or manager (who, in each case, is a “person with a direct or indirect ownership or control interest” or is a “managing employee” (as those terms are defined in 42 C.F.R. § 420.201)) of the Company or any of its Subsidiaries (a) has been convicted of, charged with or, to the knowledge of the Company, investigated for any federal or state health program-related offense or been excluded or suspended from participation in any such program; or, to the knowledge of the Company has been convicted of, charged with or, to the knowledge of the Company, investigated for a violation of any applicable laws related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Entity related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances; (b) has been convicted of any crime or engaged in any conduct including but not limited to any misrepresentation to any Governmental Entity or that has otherwise resulted or would reasonably be expected to result in a debarment, suspension or exclusion (i) under 21 U.S.C. Section 335a, (ii) from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (48 C.F.R. Subpart 9.4), (iii) from participation, or is otherwise ineligible to participate, in any federal health care program or similar program outside of the United States pursuant to any applicable Healthcare Laws by any Governmental Entity or (iv) any similar applicable laws. No debarment proceedings, investigations or any of the actions or proceedings described above in respect of the business of the Company or any of its Subsidiaries are pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any individual who is an officer, director, employee or manager of the Company or any of its Subsidiaries.

(x)    All studies, tests and preclinical and clinical trials conducted relating to the Products sponsored by the Company or any of its Subsidiaries have been conducted, and are currently being conducted, in all material respects in accordance with all applicable laws and an Investigational Device Exemption as defined in the FD&C Act or FDA regulations with the FDA (“IDE”), including procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and submission to clinicaltrials.gov or other databases as required by applicable laws. To the extent required by applicable law, the Company and each of its Subsidiaries has obtained all necessary authorizations from governmental authorities and Institutional Review Boards as defined in 21 C.F.R. Part 56 or independent ethics committees, including an IDE for the conduct of any clinical investigations conducted by or on behalf of the Company or such Subsidiary, as applicable.

(xi)    To the knowledge of the Company, none of the clinical investigators in any clinical trial sponsored by the Company or any of its Subsidiaries has been or is disqualified or otherwise sanctioned by the FDA, the Department of Health and Human Services, or any Governmental Entity and, to the knowledge of the Company, no such disqualification, or other sanction of any such clinical investigator is pending or threatened. None of the Company or any of its Subsidiaries has received from the FDA or other applicable Governmental Entity any notices or correspondence requiring or threatening the termination, suspension, material modification or clinical hold of any studies, tests or clinical trials with respect to or in connection with the Products.

(xii)    The Company and all of its Subsidiaries maintain and implement (i) a compliance plan and program that is intended to ensure that the Company and its Subsidiaries are compliant with all Healthcare Laws applicable to the business of that Company and its Subsidiaries, and (ii) written policies, procedures, records, controls, measures and/or programs designed to assure that the operations, directors, members, managers, officers, employees, and independent contractors are in compliance with all applicable Healthcare Laws.

(xiii)    The Company and all of its Subsidiaries are in material compliance with: (i) all Privacy Laws, and each of the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and currently are in material compliance with, Privacy Laws, (ii) applicable industry standards relating to Privacy Laws, and (iii) the requirements of any contract or codes of conduct to which any of the Company of any of its Subsidiaries is a party relating to Privacy Laws, in each case except where such noncompliance could not reasonably be expected to have a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries has in place, complies with, and takes appropriate steps reasonably designed to ensure compliance in all material respects with its policies and procedures relating to data privacy and security and the Processing of Personal Information, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect. Each of the Company and its Subsidiaries has made all material disclosures to users or customers required by applicable Privacy Laws, and none of such disclosures made or contained in any policy has been inaccurate or in violation of any applicable Privacy Laws, except where such inaccuracy, violation or failure to disclose could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries has commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all personal information collected by it or on its behalf from and against unauthorized access, use and/or disclosure. None of the Company or its Subsidiaries: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that could reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability by any governmental or regulatory authority under any Privacy Law, in each case except where such obligation or liability could not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have not suffered any breach of unsecured protected health information, received any written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Entity regarding any allegation regarding its failure to comply with HIPAA. The Company and its Subsidiaries, in each case to the extent required by HIPAA, has undertaken required or reasonable security risk assessments and implemented necessary safeguards, and has provided training with respect to compliance with HIPAA and has entered into a business associate agreement with each third party acting as a “covered entity”, “business associate,” or “subcontractor,” as applicable thereto (as such terms are defined in HIPAA).

(yy)    Disclosure. The Company and its Subsidiaries has disclosed to the Investors all agreements, instruments and corporate or other restrictions to which the Company and its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, none of the written reports, financial statements, certificates or written other information furnished by or on behalf of any of the Company and its Subsidiaries to the Investors (other than forward-looking information, estimates, budgets and projections and information of a general economic nature and general information about the Company’s industry) (taken as a whole and as supplemented) in connection with the negotiation of this Agreement and the other Transaction Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished and taken as a whole) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not materially misleading. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Investors have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Investor, the Company’s best estimate of future financial performance ; it being understood that (i) financial projections are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Company’s and its Subsidiaries’ control, (ii) actual results may differ materially from the financial projections and such variations may be material and (iii) the financial projections are not a guarantee of performance. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.           COVENANTS.

(a)    Reasonable Best Efforts. Each Investor shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its reasonable best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)    Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Investors at such Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investors on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Investors.

(c)    Reporting Status. Until the date on which the Investors shall have sold all of the Registrable Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)    Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital, general corporate purposes and the purposes set forth in this Agreement, and not in violation of applicable law.

(e)    Financial Information; Inspection Rights. The Company agrees to provide to each Investor (i) information rights, including a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, within one (1) Business Day after the filing thereof with the SEC, to the extent not publicly available, the annual budget, business plan and such other information reasonably requested by the Investors, and (ii) the right, upon reasonable advance written notice of not less than five (5) Business Days and during the Company’s normal business hours, but no more than once per fiscal quarter, to visit and inspect the Company’s properties, to examine its corporate, financial and operating records (and make copies thereof or extracts therefrom), and to discuss the Company’s affairs, finances and accounts with the Company’s officers and, with the prior consent of the Company (not to be unreasonably withheld), its independent accountants; provided that (A) the Investor and the Company shall use reasonable efforts to schedule any such visit or inspection so as not to unreasonably interfere with the conduct of the business of the Company, (B) the Company shall not be obligated to provide access to any information that the Company reasonably believes to be subject to attorney-client privilege, to constitute a trade secret, or the disclosure of which would violate any binding confidentiality obligation owed to a third party, (C) such Investor shall, and shall cause its representatives to, hold all information so provided in confidence in accordance with Section 4(i), and (D) all costs and expenses incurred by such Investor in connection with any such inspection shall be borne by such Investor. The rights granted under this Section 4(e) shall terminate and be of no further force or effect upon the date on which no Preferred Shares remain issued and outstanding.

(f)    Listing. The Company shall use its reasonable best efforts to maintain the listing or designation for quotation of the Common Stock on the Principal Market and to secure the listing or designation for quotation of all Conversion Shares and New Penny Warrant Shares required to be listed or designated for quotation pursuant to the rules of the Principal Market.

(g)    Fees. The Company shall pay for the costs and expenses incurred by it and its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and shall reimburse TCW Asset Management Company LLC (“TCW”) for all reasonable and documented out-of-pocket fees and expenses (including the reasonable fees and expenses of its counsel and other advisors) incurred in connection with the negotiation, due diligence, documentation and consummation of the transactions contemplated by the Transaction Documents (the “Reimbursement”). The Reimbursement shall be payable by the Company to TCW (i) if the transactions contemplated by the Transaction Documents are consummated, at the Closing, or (ii) otherwise, promptly (and in any event within ten Business Days) following the presentation to the Company of summary invoices therefor. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Investors.

(h)    Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)    Disclosure of Transactions and Other Material Information.

(i)    Disclosure of Closing. On or before 9:00 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the New Penny Warrants, and the form of Certificate of Designation) (the “Initial 8-K Filing”). The Initial 8-K Filing constitutes the Company’s public announcement of the transactions contemplated by the Transaction Documents and shall not be construed to discharge, terminate, or otherwise limit any confidentiality obligations of the Company or any Investor with respect to financial or other information of the Company furnished to such Investor pursuant to Section 4(e) or otherwise in connection with the transactions contemplated by the Transaction Documents, whether before, on, or after the date of this Agreement.

(ii)    Confidentiality. Each Investor agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to keep confidential any non-public information supplied to it by, or on behalf of, the Company or its Subsidiaries pursuant to the Transaction Documents (and which at the time is not, and does not thereafter become, publicly available or available to such Person or its affiliates from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure by any Investor of any such information (i) to its affiliates and to its and its affiliates’ respective equityholders (including, without limitation, partners), directors, officers, employees, agents, trustees, counsel, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 4(i)(ii)) and each Investors shall be liable for any breach hereof by such Person; (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a Securitization (as defined in the Financing Agreement) so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 4(i)(ii) (other than a Competitor (as defined in the Financing Agreement)); (iv) to the extent required by any applicable law or judicial process or as otherwise requested by any Governmental Entity, provided that the Investors shall (A) use commercially reasonable efforts to give the Company written notice prior to disclosing the information to the extent permitted by such requirement, (B) reasonably cooperate with the Company to obtain a protective order or similar confidential treatment, and (C) only disclose that portion of the confidential information as counsel for the Investor advises the Investor it must disclose pursuant to such requirement; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency or otherwise to the extent consisting of general portfolio information that does not identify the Company or its Subsidiaries; (vi) in connection with any litigation to which any Investor is a party (so long as such Investor provides the Company or its Subsidiaries with prompt notice thereof to the extent permitted by applicable law); (vii) in connection with the exercise of any remedies hereunder or under any Transaction Document or any action or proceeding relating to any Transaction Document or the enforcement of rights hereunder or thereunder; or (viii) with the consent of the Company.

(j)    Reservation of Shares. So long as: (i) any of the Preferred Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the date of the Stockholder Approval (such date, the “Stockholder Approval Date”), at least 100% of the maximum number of Conversion Shares issuable upon conversion of all the Preferred Shares then outstanding, and (ii) any of the New Penny Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance at least 100% of the maximum number of New Penny Warrant Shares issuable upon exercise of all the New Penny Warrants then outstanding (the number of shares of Common Stock in (i) and (ii), collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(j) be reduced other than proportionally in connection with any conversion, exercise and/or redemption, as applicable of Preferred Shares and New Penny Warrants. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(k)    Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(l)    Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(m)    U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, so long as any of the Securities are held by any of the Investors, shall become, a USRPHC, and the Company and each Subsidiary shall so certify upon any Investor’s request. The Company will determine each year whether the Company is reasonably expected to become a USRPHC for such year, and shall notify the Investors of this determination as soon as reasonably practicable following the end of such year, provided that, to the extent the Company becomes aware of any facts or other information that would reasonably be expected to result in the Company becoming a USRPHC, the Company shall provide notice to the Investors as soon as reasonably practicable.

(n)    Restriction on Redemption and Cash Dividends. Prior to the date no Preferred Shares remain outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on any securities of the Company without the prior express written consent of the Investors (other than as required by the Certificate of Designation).

(o)    Corporate Existence. So long as any Investor beneficially owns any Preferred Shares or New Penny Warrants, the Company shall not be party to any Fundamental Transaction (as defined in the Certificate of Designation) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designation.

(p)     Stock Splits. Prior to the date no Preferred Shares remain outstanding, with the exception of the Reverse Stock Split, the Company shall not effect any stock combination, reverse stock split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) without the prior written consent of the Required Holders except as necessary to maintain the listing of the Common Stock on the Principal Market.

(q)    Conversion and Exercise Procedures. Each of the forms of Exercise Notice (as defined in the New Penny Warrants) included in the New Penny Warrants and the form of Conversion Notice (as defined in the Certificate of Designation) included in the Certificate of Designation set forth the totality of the procedures required of the Investor in order to exercise the New Penny Warrants or convert the Preferred Shares. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Investors to exercise their New Penny Warrants or convert their Preferred Shares. The Company shall honor exercises of the New Penny Warrants and conversions of the Preferred Shares and shall deliver the Conversion Shares and New Penny Warrant Shares in accordance with the terms, conditions and time periods set forth in the Certificate of Designation and the New Penny Warrants. Without limiting the preceding sentences, no ink-original Conversion Notice or Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice or Exercise Notice form be required in order to convert the Preferred Shares or exercise the New Penny Warrants.

(r)    Regulation M. The Company will not take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby.

(s)    General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(t)    Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the Securities Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(u)    Notice of Disqualification Events. The Company will notify the Investors in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(v)            Stockholder Approval; Reverse Stock Split. No later than August 13, 2026, the Company shall prepare and file with the SEC a preliminary proxy statement or information statement, as applicable, relating to a meeting of the Company’s stockholders or action by written consent of the Company’s stockholders for the purpose of obtaining the Stockholder Approval. The Company shall use its reasonable best efforts to (i) respond promptly to any comments of the SEC or its staff with respect to such proxy statement or information statement, (ii) cause a definitive proxy statement or information statement to be filed with the SEC and mailed or otherwise furnished to the Company’s stockholders as promptly as practicable after the resolution of any such comments or the expiration of any applicable SEC review period, and (iii) obtain the Stockholder Approval as promptly as practicable following the date hereof.

Subject to the fiduciary duties of the Board under applicable law, the Board shall recommend that the Company’s stockholders vote in favor of the Stockholder Approval matters, shall include such recommendation in the Company’s proxy statement or information statement, as applicable, and shall not change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, such recommendation.

If the Company seeks Stockholder Approval at a meeting of stockholders and the Stockholder Approval is not obtained at such meeting, then the Company shall use its reasonable best efforts to adjourn or postpone such meeting one or more times to a date or dates not later than ten (10) calendar days after the originally scheduled date of such meeting, and to solicit additional proxies in favor of the Stockholder Approval matters. If the Stockholder Approval is not obtained at such meeting, as adjourned or postponed, the Company shall call additional meetings of stockholders as promptly as practicable thereafter, but in any event at least once every 90 calendar days, and shall use its reasonable best efforts to obtain the Stockholder Approval at each such meeting, until the Stockholder Approval is obtained or this Agreement is terminated in accordance with its terms.

As soon as practicable after the Stockholder Approval Date, the Company shall take all corporate action necessary to implement the Reverse Stock Split, including making any required filing with the Secretary of State of the State of Delaware and giving any notices required by the Principal Market, the Company’s transfer agent or any subsequent transfer agent (as applicable, the “Transfer Agent”) or The Depository Trust Company (“DTC”). The Company shall keep the Investors reasonably informed regarding the status of the Stockholder Approval process, including any material communications with the SEC, the Principal Market, the Transfer Agent or DTC relating thereto.

(w)    Registration Rights.

(i)    Registration Statement. The Company shall file (A) within 90 calendar days of the date hereof with respect to the New Penny Warrant Shares, and (B) within 90 calendar days of the Closing Date with respect to the Conversion Shares (each, a “Filing Deadline”), a registration statement for a shelf registration on Form S-3 (the “Form S-3 Shelf”), or if the Company is ineligible to use a Form S-3 Shelf, a registration statement for a shelf registration on Form S-1 (the “Form S-1 Shelf” and, together with the Form S-3 Shelf and any Subsequent Shelf Registration Statement (as defined below), each, a “Registration Statement”), in each case covering the resale of all Conversion Shares and New Penny Warrant Shares, on a delayed or continuous basis; provided that each Investor shall have delivered to the Company all reasonably requested information regarding such Investor and its beneficial ownership of Conversion Shares and New Penny Warrant Shares not later than five (5) Business Days prior to the applicable filing of the Registration Statement. The Registration Statement shall provide for the resale of the Conversion Shares and New Penny Warrant Shares, as applicable, pursuant to any method or combination of methods legally available to, and requested by, the applicable Investor.

(ii)    Effectiveness of Registration Statement. The Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective by the 30th calendar day following the earlier of the (i) applicable Filing Deadline and (ii) the date the Registration Statement is filed with the Commission; provided however, that  in the event the Company is notified by the SEC that the SEC will review the Registration Statement, by the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the SEC has completed its review of the Registration Statement or in the event  the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be subject to further review by the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier); provided further that if the applicable deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the next Business Day immediately following the day determined under clause (i) or clause (ii) on which the SEC is open for business (the date determined under clause (i), (ii) or (iii), the “Effectiveness Deadline”). The Company shall maintain a Registration Statement in accordance with this Agreement and shall prepare and file such amendments, including post-effective amendments, and supplements as may be reasonably necessary to keep such Registration Statement continuously effective, available for use and in compliance with the Securities Act with respect to the Conversion Shares and New Penny Warrant Shares until the earlier of (1) such time as all Conversion Shares and New Penny Warrant Shares have been sold, transferred or otherwise disposed of pursuant to a Registration Statement or Rule 144, and (2) such time as all remaining Conversion Shares and New Penny Warrant Shares held by, or issuable to, such Investor may be sold pursuant to Rule 144 without regard to any volume or manner-of-sale requirement and all restrictive legends have been removed.

(iii)    Liquidated Damages.

(A)    Registration Failure. If (i) the Company fails to file the Form S-3 Shelf on or prior to the applicable filing deadline as set forth in Section 4(w)(i) and Section 4(w)(ii), or (ii) such Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Deadline (each, a “Registration Failure”), then, in addition to any other rights the Investors may have hereunder or under applicable law, the Company shall pay to each Investor then holding Registrable Securities, as partial liquidated damages and not as a penalty (the “Registration Liquidated Damages”), an amount in cash equal to 5.0% of the aggregate purchase price paid or deemed paid by such Investor for the Preferred Shares and New Penny Warrants then held by such Investor or otherwise giving rise to the Registrable Securities required to be included in such Registration Statement, for the initial thirty (30)-day period of such Registration Failure and for each thirty (30)-day period (or pro rata portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. The Registration Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Registration Failure and the end of each subsequent thirty (30)-day period (or pro rata portion thereof with respect to a final period, if any) thereafter until the Registration Failure is cured. Such payments shall be made in cash to each Investor then holding Registrable Securities.

(B)    Maintenance Failure. If, after a Registration Statement has been declared effective by the SEC or otherwise becomes effective, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement) (a “Maintenance Failure”), then, in addition to any other rights the Investors may have hereunder or under applicable law, the Company shall pay to each Investor then holding Registrable Securities, as partial liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages,” and together with the Registration Liquidated Damages, the “Liquidated Damages”), an amount in cash equal to 5.0% of the aggregate purchase price paid or deemed paid by such Investor for the Preferred Shares and New Penny Warrants then held by such Investor or otherwise giving rise to the Registrable Securities required to be included in such Registration Statement, for the initial thirty (30)-day period of such Maintenance Failure and for each thirty (30)-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of such Maintenance Failure and the end of each subsequent thirty (30)-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. Such payments shall be made in cash to each Investor then holding Registrable Securities.

(C)    General Provisions. Interest shall accrue at a rate of 15.0% per annum, or, if lower, the maximum rate permitted by applicable law, accruing daily from the date such Liquidated Damages are due until such amounts, together with all accrued interest thereon, are paid in full. Notwithstanding the foregoing, in no event shall the aggregate amount of Liquidated Damages payable to any Investor pursuant to this Section 4(w)(iii) exceed 6.0% of the aggregate purchase price paid or deemed paid by such Investor for such Preferred Shares and New Penny Warrants (it being understood that this cap shall not relieve the Company of any Liquidated Damages accruing prior to such cap being reached). The Liquidated Damages payable pursuant to this Section 4(w)(iii) shall be prorated for any partial thirty (30)-day period during which the applicable failure remains uncured.

(iv)    Conversion to Form S-3. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement (as defined below)) to a Form S-3 Shelf as soon as reasonably practicable after the Company is eligible to use Form S-3.

(v)    Continued Effectiveness. If any Registration Statement ceases to be effective under the Securities Act for any reason at any time during the period described above and while Preferred Shares or New Penny Warrants remain outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Registration Statement to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement), and shall use its commercially reasonable efforts to, as promptly as is reasonably practicable, amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf (a “Subsequent Shelf Registration Statement”) registering the resale of all New Penny Warrant Shares and Conversion Shares from time to time, and pursuant to any method or combination of methods legally available to, and reasonably requested by, any Investor whose Conversion Shares or New Penny Warrant Shares are included therein. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective and available for use for the remainder of the period set forth in Section 4(w)(ii).

(vi)    Notice of Stop Order. The Company shall provide prompt written notice to the Investors of any time the SEC has issued a stop order with respect to a Registration Statement, has otherwise suspended or withdrawn the effectiveness of a Registration Statement, or the Company has suspended or withdrawn the effectiveness of a Registration Statement. In the event of such notice, the Company shall use commercially reasonable efforts to cause the applicable Registration Statement to become effective or available for resale as promptly as reasonably practicable.

(vii)    Expenses. In connection with any registration pursuant to this Section 4(w), the Company shall pay any applicable filing fee with respect to the Registration Statement and any Subsequent Shelf Registration Statement, and pay its own direct costs, including the professional fees of its own counsel and independent registered accountants. The Investor shall bear the cost of its own counsel, other advisors and any broker or other intermediary involved in any resale, including all applicable underwriting discounts and commissions, brokers’ commissions and stock transfer Taxes, if any, on the New Penny Warrant Shares or Conversion Shares sold by the Investor in any such resale.

(viii)    Updating Registration Statement. Upon receipt of written notice from the Company that a Registration Statement or prospectus contains an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or prospectus, or necessary to make the statements in a prospectus, in the light of the circumstances under which they were made, not misleading (a “Misstatement”), the Investor shall forthwith discontinue disposition of securities pursuant to such Registration Statement or prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (and the Company covenants to prepare and file such supplement or amendment as soon as reasonably practicable after giving such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed.

(ix)    Adverse Disclosure. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any registration at any time would require the Company to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making public or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company, the Company may, upon giving prompt written notice of such action to the Investor, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than three times or an aggregate of 120 days in any 12-month period, determined in good faith by the Board to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Investor agrees to suspend, immediately upon its receipt of the notice referred to above, its use of the prospectus relating to such registration in connection with any sale of, or offer to sell, securities pursuant to such Registration Statement or prospectus. The Company shall immediately notify the Investor of the expiration of any period during which it exercised its rights under this Section 4(w).

During any suspension of use of a Registration Statement pursuant to this Section 4(w)(ix), the Company shall not be required to remove restrictive legends from Conversion Shares or New Penny Warrant Shares on the basis of such Registration Statement being available for resale, unless such Conversion Shares or New Penny Warrant Shares may be sold or transferred without restriction, pursuant to Rule 144 or another available exemption from registration under the Securities Act.

(x)    Indemnification. The Company agrees to indemnify and hold harmless the Investor, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and representatives and each Person who controls such Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable and documented attorneys’ fees) (or actions in respect thereto) caused by, resulting from, arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or similar document incident to any registration, qualification, compliance or sale effected pursuant to this Section 4(w) or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws, and will reimburse, as incurred, the Investor, its officers, managers, directors, trustees, equityholders, beneficiaries, affiliates, agents and representatives and each Person who controls such Investor (within the meaning of the Securities Act) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action. Notwithstanding the foregoing, the Company will not be liable in any such case to the extent that any such claim, damage, loss, liability or expense is caused by or arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein.

(xi)    Restrictive Legends. The Company shall, upon an Investor’s request, cooperate with such Investor and deliver, or cause to be delivered, all customary and reasonably necessary documentation, including any legal opinion required to be delivered by counsel to the Company pursuant to the Irrevocable Transfer Agent Instructions, to cause the Transfer Agent to remove any restrictive legend from any Conversion Shares or New Penny Warrant Shares included in an effective Registration Statement or sold or eligible to be sold pursuant to Rule 144, in each case in accordance with Section 5(d). Any removal of restrictive legends, delivery of shares without restrictive legends-related timing requirements, transfer-agent or DTC fees and remedies for failure to timely deliver shall be covered by Section 5(d) and the Certificate of Designation.

(x)    Investor Lock-Up. Each Investor shall agree that from the Closing until the earlier of (A) seventy-five (75) days following the Closing Date and (B) thirty (30) days after the Registration Statement has been declared effective by the SEC or otherwise becomes effective, such Investor will not, without the prior written consent of the Company, (i) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of any Preferred Shares, Conversion Shares, options or warrants to purchase any Preferred Shares or Conversion Shares, or any securities convertible into, exchangeable for or that represent the right to receive any Preferred Shares or Conversion Shares, including any such shares or derivative instruments then owned or thereafter acquired by such Investor, (ii) engage in any hedging or other transaction or arrangement, including any short sale or the purchase or sale of, or entry into, any put or call option, forward, swap or other derivative transaction or instrument, that is designed to or reasonably could be expected to lead to or result in a sale, loan, pledge, other disposition or transfer of any of the economic consequences of ownership of any Preferred Shares or Conversion Shares, whether settled by delivery of securities, in cash or otherwise, or (iii) publicly announce any intention to engage in any of the foregoing. Transfers to affiliates shall be permitted only if the transferee agrees in writing to be bound by this Section 4(x).

(y)    Company Lock-Up. From the date hereof until the earlier of (A) one hundred eighty (180) days following the Closing Date and (B) sixty (60) days after the Registration Statement has been declared effective by the SEC or otherwise becomes effective, neither the Company nor any Subsidiary shall, directly or indirectly, issue, offer, sell, grant any option or right to purchase, or otherwise dispose of, or agree to issue, offer, sell, grant any option or right to purchase, or otherwise dispose of, any shares of Common Stock or Common Stock Equivalents, or file any registration statement, or any amendment or supplement thereto, with respect to any shares of Common Stock or Common Stock Equivalents, other than (i) the Registration Statement required to be filed pursuant to Section 4(w), (ii) a registration statement on Form S-8 with respect to securities issued or issuable pursuant to any equity incentive plan, employee stock purchase plan or other compensatory arrangement approved by the Board, (iii) the issuance of the Preferred Shares and the New Penny Warrants pursuant to this Agreement, (iv) the issuance of Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designation, (v) the issuance of New Penny Warrant Shares upon exercise of the New Penny Warrants in accordance with the terms thereof, (vi) the issuance of Excluded Securities or (vii) any issuance of securities approved in advance in writing by the Required Holders.

(z)    Transferability. The Convertible Preferred Stock may not be transferred without the Company’s consent, such consent not to be unreasonably withheld, conditioned or delayed, except for transfers to affiliates that agree in writing to be bound by the applicable restrictions in the Transaction Documents; provided that the Company shall be promptly notified of any such transfer.

(aa)    Stockholder Approval; Reverse Stock Split. The Company acknowledges and agrees that the Stockholder Approval and the Reverse Stock Split are conditions to the Closing and that, following the Closing, the Company shall not delay the filing, effectiveness or continued availability of any Registration Statement required to be filed pursuant to Section 4(w) on the basis that the Stockholder Approval, the Reverse Stock Split or any related corporate action, Principal Market approval, DTC process, Transfer Agent process or other ministerial or administrative action has not been obtained, completed or effected.

To the extent any Registration Statement filed pursuant to Section 4(w) does not cover all Registrable Securities required to be included therein as a result of the timing of the Stockholder Approval, the Reverse Stock Split or any related corporate, regulatory, Principal Market, DTC or Transfer Agent process, the Company shall, as promptly as practicable and in any event within twenty (20) Business Days after the Stockholder Approval Date, the effectiveness of the Reverse Stock Split or the completion of such related process, as applicable, file a post-effective amendment, prospectus supplement or Subsequent Shelf Registration Statement, as applicable, to register the resale of all Registrable Securities not previously covered by an effective Registration Statement. Any such post-effective amendment, prospectus supplement or Subsequent Shelf Registration Statement shall be deemed a Registration Statement for purposes of Section 4(w), including the filing, effectiveness, maintenance and liquidated damages provisions set forth herein.

(bb)    [RESERVED].

(cc)    Board of Directors; Governance Rights. By no later than the Closing, the Company shall take or have taken all corporate and other action reasonably necessary to reduce the size of the Board to seven (7) members and to cause the Board to be comprised of Stephen La Neve, Joseph E. Whitters, Chan W. Galbato, James M. Hindman, Steven F. Mayer, Mika Nishimura, and a new independent board member who may be elected after the Closing but in any event not later than 120 calendar days after the Closing. Following the Closing and for so long as any Preferred Shares remain outstanding, TCW shall have the right, but not the obligation, to (A) designate up to two (2) individuals to serve as directors on the Board (for avoidance of doubt, so long as TCW has the right to designate one (1) individual to serve as a director on the Board pursuant to that certain Governance Agreement, dated June 6, 2025, by and between the Company and TCW, as may be amended from time to time (the “Governance Agreement”), the right to designate two (2) individuals to serve as directors on the Board under this Section 4(cc) shall be inclusive of the one (1) individual that TCW has the right to designate under the Governance Agreement) and (B) appoint up to two (2) individuals to be appointed as non-voting observers to the Board (for avoidance of doubt, the right to designate two (2) individuals to serve as non-voting observers to the Board under this Section 4(cc) shall be inclusive of the two (2) individuals that TCW has the right to designate as non-voting observers to the Board under the Governance Agreement), by delivery of written notice to the Company. The initial director designees of TCW shall be Chan W. Galbato, and Steven F. Mayer (each, a “Preferred Director”). The Company shall nominate each Preferred Director, or any replacement thereof designated in accordance with this Section 4(cc), for re-election to the Board at each annual or special meeting of stockholders of the Company at which directors of the class or group of directors of which such Preferred Director is a member are to be elected. The Company shall use the same level of effort that it uses to cause the election of other members of the Board that are not Preferred Directors, but in any event no less than commercially reasonable efforts, to cause the election of each Preferred Director, including by (i) recommending that the Company’s stockholders vote in favor of the election of each Preferred Director, (ii) including each Preferred Director in the Company’s proxy statement and proxy card for such meeting, (iii) soliciting proxies in favor of the election of each Preferred Director to the same extent as the Company solicits proxies in favor of the election of its other nominees and (iv) otherwise supporting each Preferred Director for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate.

In addition, for so long as TCW is entitled to designate at least one Preferred Director, (i) each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board shall include at least one Preferred Director (subject to applicable independence requirements of the Principal Market and applicable law), and (ii) the Company shall not establish any executive committee, finance committee or other committee of the Board with material authority over any of the matters that require the approval of the holders of the Convertible Preferred Stock under the Certificate of Designation unless a Preferred Director is a member of such committee; provided that the Company may establish one or more special committees of independent directors with respect to any transaction that may reasonably be deemed to present a conflict of interest between the Company and TCW or the Preferred Directors. The Company shall enter into an indemnification agreement with each Preferred Director on terms no less favorable than those provided to any other director of the Company, and shall maintain customary directors’ and officers’ liability insurance with limits and on terms reasonably acceptable to TCW.

If at any time a vacancy occurs on the Board with respect to the directorship of any Preferred Director (by reason of such director’s death, disability, resignation or removal), TCW shall have the right to designate a replacement Preferred Director for appointment to fill such vacancy. Each Preferred Director may resign from the Board at any time, and, subject to applicable law and the Certificate of Incorporation and Bylaws, TCW shall have the right at any time to remove (with or without cause) any Preferred Director.

If the Nominating and Corporate Governance Committee of the Board determines in good faith that any Preferred Director designated by TCW (i) is not qualified to serve on the Board consistent with its duly adopted policies and procedures applicable to all directors or (ii) does not satisfy the applicable requirements of the national securities exchange on which the Common Stock is listed for trading regarding service as a director of the Company, the Company shall notify TCW of such determination and TCW shall withdraw its designation of such Preferred Director (or, if such Preferred Director has already been appointed, cause such director to resign), and TCW shall have the right to designate a different individual as a Preferred Director in accordance with this Section 4(cc).

(dd)    Preemptive Rights.

(i)    Right to Participate in Certain Sales of Additional Securities. For so long as any Preferred Shares remain outstanding, the Company agrees that it shall not, and shall cause its Subsidiaries not to, sell or issue any shares of Common Stock, Preferred Stock or other equity securities of the Company or any Subsidiary, or any Common Stock Equivalents or other securities, rights, options, warrants or similar instruments convertible into, exercisable or exchangeable for, or otherwise entitling the holder thereof to acquire, any such equity securities, unless the Company first delivers to the Investors a written notice (a “Preemptive Right Notice”), which Preemptive Right Notice shall be subject to Section 4(i)(ii), setting forth in reasonable detail (A) the designation and all of the terms and provisions of the securities proposed to be issued (the “Proposed Securities”), including, to the extent applicable, the voting powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, (B) the price, timing and other terms of the proposed sale of such Proposed Securities and (C) the amount of such Proposed Securities proposed to be issued; provided that, following the delivery of such notice, the Company shall deliver to the Investors such additional information as the Investors may reasonably request in order to evaluate the proposed issuance.

(ii)    Participation Right. To the extent each Investor is eligible under applicable securities laws, the Company shall offer to issue and sell to each Investor, on the same terms as the Proposed Securities are issued and upon full payment by such Investor, up to such Investor’s pro rata portion of the Proposed Securities.

(iii)    Exercise Period. Each Investor shall have the option, exercisable by written notice delivered to the Company, to accept the Company’s offer and commit to purchase any or all of the Proposed Securities offered to be sold by the Company to such Investor, which notice must be given prior to the later of (A) five (5) Business Days after receipt of the Preemptive Right Notice from the Company and (B) two (2) Business Days prior to the proposed issuance date set forth in the Preemptive Right Notice (the “Preemptive Right Lapse Time”). If the Company offers two (2) or more securities as a unit to all other participants in the offering, the Investors shall be given the same choice as provided to such other participants in the offering.

(iv)    Closing. The closing of the exercise of such subscription right shall take place simultaneously with the closing of the sale of the Proposed Securities giving rise to such subscription right; provided, however, that the closing of any purchase by any Investor may be extended beyond the closing of the sale of the Proposed Securities giving rise to such preemptive right to the extent necessary to obtain required approvals from any Governmental Entity or the Principal Market.

(v)    Sale of Unsubscribed Securities. Upon the expiration of the offering period described above, the Company shall be free to sell such Proposed Securities that the Investors have not elected to purchase during the sixty (60)-day period following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investors in the Preemptive Right Notice delivered in accordance with this Section 4(dd). Any Proposed Securities offered or sold by the Company after such sixty (60)-day period must be reoffered to the Investors pursuant to this Section 4(dd).

(vi)    No Waiver. The election by any Investor not to exercise its preemptive rights under this Section 4(dd) in any one instance shall not affect its right as to any subsequent proposed issuance.

(vii)    Non-Cash Consideration. In the case of an issuance subject to this Section 4(dd) for consideration in whole or in part other than cash, including securities acquired in exchange therefor, the consideration other than cash shall be deemed to be the fair market value thereof, as determined in good faith by the Board.

(viii)    Stockholder Approval Limitation. Notwithstanding anything to the contrary in this Section 4(dd), the Company shall not be required to offer to issue or sell to any Investor the portion of the Proposed Securities that would require the Company to obtain Stockholder Approval in respect of the issuance of such Proposed Securities to such Investor under the rules and regulations of the Principal Market unless such Stockholder Approval has been obtained; provided, however, that the Company shall still be obligated to provide the Preemptive Right Notice to the Investors, which notice shall include a description of the Proposed Securities, including the number thereof, that would require Stockholder Approval in respect of the issuance thereof. In such event, upon the reasonable request of the Required Holders delivered to the Company in writing at or before the Preemptive Right Lapse Time, the Company shall consider and discuss in good faith modifications proposed by the Required Holders to the terms and conditions of such portion of the Proposed Securities that would otherwise be issued to the Investors such that the Company would not be required to obtain Stockholder Approval in respect of the issuance of such Proposed Securities as so modified.

(ix)    Excluded Securities. Notwithstanding the foregoing, the rights granted to the Investors under this Section 4(dd) shall be inapplicable with respect to the issuance of Excluded Securities. For purposes of this Section 4(dd), “Excluded Securities” means securities issued or issuable: (A) upon conversion, exercise or exchange of the Preferred Shares, the New Penny Warrants or any other securities issued pursuant to this Agreement or the other Transaction Documents; (B) by reason of a dividend, stock split, split-up, recapitalization, reclassification or other similar transaction with respect to the Common Stock; (C) to employees, officers, directors, consultants or advisors of the Company or any Subsidiary pursuant to any equity incentive plan, employee stock purchase plan or other compensatory plan, agreement or arrangement approved by the Board; (D) upon the exercise, conversion or exchange of options, warrants or convertible securities outstanding as of the Closing Date and disclosed in the SEC Documents or to the Investors, in each case, in accordance with the terms thereof as in effect on the Closing Date; or (E) as otherwise agreed by the Company and the Required Holders.

(ee)    Tax Matters. The parties intend that (i) the issuance of the Convertible Preferred Stock and New Penny Warrants in exchange for the Converted Debt qualify as a tax-free recapitalization under Section 368(a)(1)(E) of the Code, and (ii) the New Penny Warrants and the Convertible Preferred Stock be treated as “common stock” for purposes of Sections 304, 305, 306, 354, 368, 1036 and 1202 of the Code. The parties shall cooperate to so qualify the exchange and to so treat the New Penny Warrants and Convertible Preferred Stock and with respect to the allocation of value among the New Penny Warrants on one hand and the Convertible Preferred Stock on the other hand (provided that if the parties are unable to agree thereon, each party can use its own allocation methodology). The Company shall use reasonable best efforts not to cause the holders of any of the New Penny Warrants or the Convertible Preferred Stock (or Common Stock) to be subject to the phantom income rules of Section 305 of the Code (including by reason of Section 305(b)(2) of the Code) and the fair market value of the Preferred Shares and the New Penny Warrants is no less than the $55,000,000 and is not expected to result in any cancellation of debt income pursuant to Section 108(e)(8) of the Code. The parties shall also cooperate with respect to the treatment of Accruing Dividends as not currently taxable for U.S. federal income (and applicable state, local and non-U.S.) Tax purposes, including any reporting obligations under Section 305 of the Code (if any), and the Company shall bear economic responsibility for any withholding Tax obligations imposed on the Investors in respect of Accruing Dividends (as defined in the Certificate of Designation); provided, however, that the Company shall not be required to bear economic responsibility for any such withholding Tax obligations to the extent such withholding Tax obligations result from (A) an Investor’s failure to provide, upon the Company’s reasonable request, a properly completed and duly executed Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8ECI, W-8EXP, W-8IMY or other applicable Tax form, certification or documentation required to establish an exemption from, or reduction in, applicable withholding Tax or to permit the Company to determine the withholding or deduction required to be made, (B) an Investor’s failure to update or replace any such form, certification or documentation upon the expiration, obsolescence or inaccuracy thereof after reasonable request by the Company, or (C) an Investor’s transfer of Convertible Preferred Stock or New Penny Warrants to a transferee that fails to provide such applicable Tax form, certification or documentation.

5.            REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)    Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares and the New Penny Warrants in which the Company shall record the name and address of the Person in whose name the Preferred Shares and the New Penny Warrants have been issued (including the name and address of each transferee), the aggregate number of Preferred Shares held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Certificate of Designation and the number of New Penny Warrant Shares issuable upon exercise of the New Penny Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Investor or its legal representatives.

(b)    Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent in a form acceptable to each of the Investors (the “Irrevocable Transfer Agent Instructions”) to issue certificates or book entry statements or credit shares to the applicable balance accounts at DTC, registered in the name of each Investor or its respective nominee(s), for the Conversion Shares and the New Penny Warrant Shares in such amounts as specified from time to time by each Investor to the Company upon conversion of the Preferred Shares or the exercise of the New Penny Warrants (as the case may be). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If an Investor effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or book entry statements or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Investor to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or New Penny Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the Transfer Agent shall issue such shares to such Investor, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that an Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Transfer Agent on the date that the applicable Registration Statement has been declared effective by the SEC. Any fees (with respect to the Transfer Agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)    Transfer Restrictions;  Legends.

(i)    Transfer Restrictions. The Securities may only be sold, assigned, pledged, transferred or otherwise disposed of in compliance with state and federal securities laws, this Agreement and the other Transaction Documents. In connection with any transfer of Securities other than (A) pursuant to an effective Registration Statement, (B) pursuant to Rule 144, (C) to the Company, (D) to an affiliate of an Investor which is controlled by such Investor, or (E) in connection with a pledge as contemplated in Section 5(c)(ii), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of any transfer of Preferred Shares or New Penny Warrants, other than pursuant to an effective Registration Statement or Rule 144, such transferee shall agree in writing to be bound by the applicable terms of this Agreement and the other Transaction Documents and shall have the applicable rights and obligations of an Investor under this Agreement and the other Transaction Documents. For the avoidance of doubt and notwithstanding anything to the contrary herein, no transferee of Conversion Shares or New Penny Warrant Shares sold pursuant to an effective Registration Statement, Rule 144 or another available exemption from registration under the Securities Act shall be required to become bound by this Agreement or any other Transaction Document solely as a result of such transfer. Each Investor hereby covenants and agrees not to effect any sale or other transfer of the Securities other than (i) pursuant to the plan of distribution contained in a Registration Statement, (ii) in accordance with the provisions of Rule 144, or (iii) in compliance with another exemption from registration under the Securities Act and applicable state securities laws.

(ii)    Pledges. The Company acknowledges and agrees that an Investor may from time to time pledge, pursuant to a bona fide margin agreement with a registered broker-dealer, or grant a security interest in, some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or otherwise pledge Securities in connection with a bona fide loan or financing arrangement secured by such Securities, and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such pledge or transfer shall not be subject to the approval of the Company, and no legal opinion of counsel to the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice to the Company shall be required in connection with any such pledge.

At the applicable Investor’s expense, the Company shall execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with any such pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to Section 4(w), the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder; provided that the Company shall not be required to file more than one such prospectus supplement in any fiscal quarter.

(iii)    Legends. Each Investor understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and the New Penny Warrant Shares) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates or book entry statements):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(iv)    Resales. Each Investor, severally and not jointly with the other Investors, agrees with the Company that such Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, such Securities will be sold in compliance with the plan of distribution set forth therein. Each Investor acknowledges that the removal of the restrictive legend from certificates or book entries representing Securities as set forth in Section 5(d) is predicated upon the Company’s reliance upon this understanding.

(d)    Removal of Legends. Certificates or book entries evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that an Investor provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Investor’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Investor provides the Company with an opinion of counsel to such Investor, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Business Day (or such earlier date as required pursuant to the Exchange Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Investor delivers such legended certificate representing such Securities to the Company) following the delivery by an Investor to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Investor as may be required above in this Section 5(d), as directed by such Investor, either: (A) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Conversion Shares or New Penny Warrant Shares, credit the aggregate number of shares of Common Stock to which such Investor shall be entitled to such Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Transfer Agent is not participating in FAST, issue and deliver (via reputable overnight courier) to such Investor, a certificate or book entry statement representing such Securities that is free from all restrictive and other legends, registered in the name of such Investor or its designee (the date by which such credit is so required to be made to the balance account of such Investor’s or such Investor’s designee with DTC or such certificate or book entry statement is required to be delivered to such Investor pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to such Investor or such Investor’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any Transfer Agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e)    Failure to Timely Deliver; Buy-In. If the Company fails, for any reason or for no reason, to issue and deliver (or cause to be delivered) to an Investor (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in FAST, a certificate or book entry statement for the number of Conversion Shares or New Penny Warrant Shares (as the case may be) to which such Investor is entitled and register such Conversion Shares or New Penny Warrant Shares (as the case may be) on the Company’s share register or, if the Transfer Agent is participating in FAST, to credit the balance account of such Investor or such Investor’s designee with DTC for such number of Conversion Shares or New Penny Warrant Shares (as the case may be) submitted for legend removal by such Investor pursuant to Section 5(d) above or (II) if the Registration Statement covering the resale of the Conversion Shares or New Penny Warrant Shares (as the case may be) submitted for legend removal by such Investor pursuant to Section 5(d) above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Company fails to promptly, but in no event later than as required pursuant to Section 4(w) (x) so notify such Investor and (y) deliver the Conversion Shares or New Penny Warrant Shares, as applicable, electronically without any restrictive legend by crediting such aggregate number of Conversion Shares or New Penny Warrant Shares (as the case may be) submitted for legend removal by such Investor pursuant to Section 5(d) above to such Investor’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred to as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), then, in addition to all other remedies available to such Investor, the Company shall pay in cash to such Investor on each day after the Share Delivery Date and during such Delivery Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Investor on or prior to the Required Delivery Date and to which such Investor is entitled, and (B) any actual and reasonable trading price of the Common Stock selected by such Investor in writing as in effect at any time during the period beginning on the date of the delivery by such Investor to the Company of the applicable Conversion Shares or New Penny Warrant Shares (as the case may be) and ending on the applicable Share Delivery Date. In addition to the foregoing, if on or prior to the Required Delivery Date either (I) if the Transfer Agent is not participating in FAST, the Company shall fail to issue and deliver a certificate or book entry statement to an Investor and register such shares of Common Stock on the Company’s share register or, if the Transfer Agent is participating in FAST, credit the balance account of such Investor or such Investor’s designee with DTC for the number of shares of Common Stock to which such Investor submitted for legend removal by such Investor pursuant to Section 5(d) above or (II) a Notice Failure occurs, and if on or after such Business Day such Investor acquires (in an open market transaction, stock loan or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Investor of shares of Common Stock submitted for legend removal by such Investor pursuant to Section 5(d) above that such Investor is entitled to receive from the Company (a “Buy-In”), then the Company shall, within one Business Day after such Investor’s request and in such Investor’s discretion, either (i) pay cash to such Investor in an amount equal to such Investor’s total purchase price (including brokerage commissions, stock loan costs, and other out-of-pocket expenses, if any, for the shares of Common Stock so acquired) (including, without limitation, by any other Person in respect, or on behalf, of such applicable Investor) (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or book entry statement or credit such Investor’s balance account shall terminate and such shares shall be cancelled, or (ii) promptly honor its obligation to so deliver to such Investor a certificate, certificates or book entry statement or credit the balance account of such Investor or such Investor’s designee with DTC representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares or New Penny Warrant Shares (as the case may be) that the Company was required to deliver to such Investor by the Required Delivery Date multiplied by (B) the lowest Market Price (as defined in the New Penny Warrants) of the Common Stock on any Business Day during the period commencing on the date of the delivery by such Investor to the Company of the applicable Conversion Shares or New Penny Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii). Nothing shall limit such Investor’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates or book entry statements representing shares of Common Stock (or to electronically deliver such shares of Common Stock) as required pursuant to the terms hereof. Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 5(e) shall not apply to the applicable Investor to the extent the Company has already paid such amounts in full to such Investor with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Certificate of Designation or New Penny Warrant, as applicable, with respect to the Preferred Shares or New Penny Warrants, as applicable, then held by such Investor.

(f)    FAST Compliance. While any Preferred Shares or New Penny Warrants remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.            CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)    The obligation of the Company hereunder to issue and sell the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Investor with prior written notice thereof:

(i)    Each Investor shall have duly executed and delivered to the Company each Transaction Document to which it is a party.

(ii)    Each Investor shall have delivered its applicable portion of the Cash Investment at signing and shall have performed in all material respects its covenants required to be performed by it at or prior to the Closing.

(iii)    Each Investor shall have delivered evidence reasonably satisfactory to the Company of the Converted Debt to be exchanged by such Investor at the Closing.

(iv)    The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date, except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects.

(v)    The Stockholder Approval shall have been obtained.

(vi)    The Reverse Stock Split shall have been implemented.

(vii)    No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity that prohibits the consummation of the transactions contemplated hereby.

7.            CONDITIONS TO EACH INVESTOR’S OBLIGATION TO PURCHASE.

(a)    The obligation of each Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor’s sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)    The Company shall have duly executed and delivered to such Investor each Transaction Document to which it is a party, and the Company shall have duly executed and delivered to such Investor a stock certificate (or book entry statement, as applicable) for such number of Preferred Shares as is set forth opposite such Investor’s name under the column “Number of Preferred Shares” of the Schedule of Investors as set forth on Exhibit B as being purchased by such Investor at the Closing pursuant to this Agreement.

(ii)    The Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware, and such Certificate of Designation shall be in full force and effect.

(iii)    The Company shall have obtained the Stockholder Approval.

(iv)    The Company shall have implemented the Reverse Stock Split.

(v)    The Company shall have delivered to such Investor a certificate, in the form acceptable to such Investor, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Board in a form reasonably acceptable to such Investor, (ii) the Certificate of Incorporation of the Company, and (iii) the Bylaws of the Company, each as in effect at the Closing.

(vi)    The Company shall have delivered to such Investor a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction requested by an Investor in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(vii)    Each and every representation and warranty of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date) except for representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Investor shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Investor in the form reasonably acceptable to such Investor.

(viii)    The Company shall have delivered to such Investor a letter from the Transfer Agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

(ix)    The Company shall have delivered to such Investor a certificate evidencing the formation and good standing of the Company in the State of Delaware issued by the Delaware Secretary of State as of a date within ten (10) days of such Closing Date.

(x)    The Company and the applicable Investors shall have entered into the Financing Agreement Amendment, and the Financing Agreement Amendment shall be in full force and effect.

(xi)    The Company shall have issued the New Penny Warrants to the Investors in accordance with this Agreement.

(xii)    The Board shall be constituted as contemplated by Section 4(cc), and the Company shall have entered into indemnification agreements with each Preferred Director.

(xiii)    Such Investor shall have received the opinion of counsel to the Company, dated as of the Closing Date, in form and substance reasonably acceptable to such Investor.

(xiv)    The Company shall have delivered irrevocable Transfer Agent Instructions in form and substance reasonably acceptable to such Investor.

(xv)    The Company shall have delivered a certified copy of its Certificate of Incorporation, as amended, including the Certificate of Designation, and its bylaws, as amended.

(xvi)    The Common Stock shall be designated for quotation or listed (as applicable) on the Principal Market and shall not have been suspended by the SEC or the Principal Market, as of the Closing Date, from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened and not cured, as of the Closing Date, either (i) in writing by the SEC or the Principal Market or (ii) by falling below the minimum maintenance requirements of the Principal Market.

(xvii)    The Company shall have obtained all governmental, regulatory and third-party consents and approvals, if any, necessary for the issuance and sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xviii)    Since the date of this Agreement, no event or series of events shall have occurred that would reasonably be expected to result in a Material Adverse Effect.

(xix)    The Company shall have delivered to such Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.

8.            TERMINATION.

If the Closing shall not have occurred on or prior to November 15, 2026, any Investor shall have the right to terminate its obligations under this Agreement by written notice to the Company; provided that the right to terminate this Agreement shall not be available to any Investor whose failure to comply with its obligations under this Agreement has been the primary cause of the failure of the Closing to occur. In addition, if the Company shall not have obtained the Stockholder Approval on or prior to October 30, 2026, any Investor shall have the right to terminate its obligations under this Agreement by written notice to the Company; provided that the right to terminate this Agreement shall not be available to any Investor whose failure to comply with its obligations under this Agreement has been the primary cause of the failure to obtain the Stockholder Approval. If this Agreement is terminated as a result of the Company’s failure to obtain the Stockholder Approval, Section 1(e) shall survive such termination and shall be automatically effective in accordance with its terms.

9.            MISCELLANEOUS.

(a)    Governing Law; Jurisdiction; Jury Trial. This Agreement and the other Transaction Documents (unless expressly provided to the contrary in another Transaction Document with respect to such other Transaction Document) shall be governed by, and construed in accordance with, the laws of the State of New York. Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in the courts of the State of New York located in the County of New York or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts, in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably consents to the service of process out of any of the aforementioned courts and in any such action or Proceeding by any means permitted by applicable law, including, without limitation, by mailing copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices as set forth in this Agreement, such service to become effective ten (10) days after such mailing. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right of the Investors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any party in any other jurisdiction. Each party hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such litigation brought in any court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that any party has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, each party hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Transaction Documents. Each party hereto hereby waives (to the extent permitted by applicable law) any right to a trial by jury in any action, proceeding, or counterclaim concerning any rights under this Agreement or the other Transaction Documents, or under any amendment, waiver, consent, instrument, document, or other agreement delivered, or that in the future may be delivered, in connection therewith, or arising from any financing relationship existing in connection with this Agreement, and agrees that any such action, proceeding, or counterclaim shall be tried before a court and not before a jury. The scope of this waiver is intended to be all-encompassing and to cover any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto certifies that no officer, representative, agent, or attorney of any other party hereto has represented, expressly or otherwise, that such other party hereto would not, in the event of any action, proceeding, or counterclaim, seek to enforce the foregoing waivers. Each party hereto hereby acknowledges that this provision is a material inducement for each other party hereto to enter into this Agreement.

(b)    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)    Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)    Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Investors, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Investor, or collection by any Investor pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Investor, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Investor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Investor under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Investor under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)    Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investors, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Investor with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with, or any instruments any Investor has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Investor or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor, or any instruments any Investor received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Investors and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Investors and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Preferred Shares or all holders of the New Penny Warrants (as the case may be). From the date hereof and while any Preferred Shares or New Penny Warrants are outstanding, the Company shall not be permitted to receive any consideration from an Investor or a holder of Preferred Shares or New Penny Warrants that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Investor or holder of Preferred Shares or New Penny Warrants in a manner that is more favorable than to other similarly situated Investors or holders of Preferred Shares or New Penny Warrants, as applicable, or (ii) to treat any Investor(s) or holder(s) of Preferred Shares or New Penny Warrants in a manner that is less favorable than the Investor or holder of Preferred Shares or New Penny Warrants that is paying such consideration; provided, however, that the determination of whether an Investor has been treated more or less favorably than another Investor shall disregard any securities of the Company purchased or sold by any Investor. The Company has not, directly or indirectly, made any agreements with any Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Investor has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by an Investor, any of its advisors or any of its representatives shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect such Investor’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means (i) TCW until such date after the Closing Date on which TCW and its affiliates no longer beneficially own any Registrable Securities issued or issuable hereunder or pursuant to the Certificate of Designation and/or the New Penny Warrants, and (ii)  thereafter, the holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Certificate of Designation and/or the New Penny Warrants.

(f)    Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

Accuray Incorporated
1240 Deming Way
Madison, WI 53717-1954
Attention: Ali Pervaiz, Chief Financial Officer; David Shin, Chief Legal Officer
Email: [***]

With a copy (for informational purposes only) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304
Attention: Lisa Stimmell; Erik Franks
Email: [***]

If to the Transfer Agent:

Computershare Inc.

250 Royall Street
Canton MA 0202

If to an Investor, to its mailing address or e-mail address set forth opposite such Investor’s name on Exhibit B, with copies to such Investor’s representatives (if any) as set forth opposite such Investor’s name on Exhibit B,

With a copy (for informational purposes only) to:

Paul Hastings LLP
1117 California Ave
Palo Alto, CA 94304
Attention: Jeffrey T. Hartlin; Justin Rawlins
Email: [***]

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Preferred Shares and New Penny Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the New Penny Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the New Penny Warrants) or a Fundamental Transaction (as defined in the Certificate of Designation) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designation). An Investor may not assign some or all of its rights hereunder without the consent of the Company (such consent not to be unreasonably conditioned, withheld or delayed), other than an assignment of such rights in connection with any transfer of any of its Securities to one or more (x) Investors, (y) Affiliates or Related Funds (each as defined in the Financing Agreement) of any Investor or (z) commercial banks, insurance companies, or finance companies, financial institutions, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act) (other than a Competitor (as defined in the Financing Agreement)).

(h)    No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)    Survival. The representations and warranties of the Investors contained in Section 2 shall not survive the Closing. The representations and warranties of the Company contained in Section 3 shall survive the Closing. All covenants and agreements of the parties contained herein shall survive until fully performed. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    Indemnification. In consideration of each Investor’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Investor and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Investor pursuant to Section 4(i), or (D) the status of such Investor or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 4(w).

(l)    Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Investor (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m)    Remedies. Each Investor and in the event of assignment by Investor of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would provide inadequate relief to the Investors. The Company therefore agrees that the Investors shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)    Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)    Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor hereunder or pursuant to any of the other Transaction Documents or any of the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)    Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under the Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with such Investor making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring such Investor’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Investor confirms that each Investor has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and an Investor, solely, and not between the Company, its Subsidiaries and the Investors collectively and not between and among the Investors.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ACCURAY INCORPORATED

By:	/s/ Ali Pervaiz
Name: Ali Pervaiz
Title: Senior Vice President, Chief Financial Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

First Trust Alternative Opportunities Fund

By:	/s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

First Trust Private Credit Fund

By:	/s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

First Trust Enhanced Private Credit Fund

By:	/s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

Asilia Credit Fund, LP

By:	Ailisa Credit Investments, LLC,
its investment manager

By:	/s/ K. Austin Read
Name: K. Austin Read
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

Asilia Credit Master Fund, LP

By:	Ailisa Credit Investments, LLC,
its investment manager

By:	/s/ K. Austin Read
Name: K. Austin Read
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

Asilia GC Fund, LP

By:	Ailisa Credit Investments, LLC,
its investment manager

By:	/s/ K. Austin Read
Name: K. Austin Read
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

Asilia GC Fund QP, LP

By:	Ailisa Credit Investments, LLC,
its investment manager

By:	/s/ K. Austin Read
Name: K. Austin Read
Title: Chief Executive Officer

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

Nationwide Mutual Insurance Company

By:	/s/ Shanna Ottenbriet
Name: Shanna Ottenbriet
Title: Authorized Signatory

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

TCW Rescue Financing Fund II LP

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

TCW WV Financing LLC

By:	TCW Asset Management Company LLC,
its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

EXHIBIT A
FORM OF CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK

OF

ACCURAY INCORPORATED

Accuray Incorporated (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, and pursuant to the provisions of the DGCL, the Board adopted resolutions (i) designating a series of the Company’s previously authorized preferred stock, par value $0.001 per share, and (ii) providing for the designations,  powers, preferences and rights and the qualifications, limitations or restrictions thereof, of Fifty-Five Thousand (55,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue Fifty-Five Thousand (55,000) shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), which shall have the following designations, powers, preferences and rights:

1.

Ranking. The Series A Preferred Shares shall rank senior, prior and superior to all of the Common Stock and any other capital stock of the Company with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock and other capital stock of the Company shall be of junior rank to and subject to the preferences and relative rights of the Series A Preferred Shares. Capitalized terms not defined herein shall have the meaning as set forth in Section 23 below.

2.	Liquidation.

(a)

Preferential Payment to Holders. In the event of a Liquidation Event, holders of record of Series A Preferred Shares (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”) upon such Liquidation Event, but before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series A Preferred Shares in respect of the preferences as to distributions and payments upon such Liquidation Event (such stock being referred to hereinafter collectively as “Junior Stock”), an amount per Series A Preferred Share equal to the greater of (i) 100% of the Accrued Value and (ii) the amount such Holder would have received in respect of such Series A Preferred Share had it been converted into Common Stock pursuant to Section 4 at the then applicable Conversion Rate (as defined in Section 4(b)) immediately prior to such event; provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company, if any, that are of equal rank with the Series A Preferred Shares as to payments of the Liquidation Funds (such stock being referred to hereinafter collectively as “Pari Passu Stock”), if any, then each Holder and each holder of any such Pari Passu Stock shall receive a percentage of the Liquidation Funds equal to the full amount of the Liquidation Funds that would be payable to such Holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of the Liquidation Funds that would be payable to all holders of Series A Preferred Shares and Pari Passu Stock if the Liquidation Funds were sufficient to pay the full amount due to the holders of Series A Preferred Shares and Pari Passu Stock.

(b)

Distribution of Remaining Assets. In the event of a Liquidation Event, after payment of all preferential amounts required to be paid to the Holders pursuant to Section 2(a), the remaining assets of the Company available for distribution to its stockholders shall be distributed among the holders of shares of Junior Stock in accordance with their respective rights and privileges.

3.	Dividends.

(a)

Accruing Dividends. From and after the first date of issuance of any Series A Preferred Shares (the “Issuance Date”), the Holders shall be entitled to receive a cumulative preferential dividend (the “Accruing Dividend”) on each Series A Preferred Share, accruing at the rate of eight percent (8%) per annum (the “Preferential Dividend Rate”) of the then-current Stated Value. The Accruing Dividend shall accrue daily from the Issuance Date but shall compound on a quarterly basis, to the extent not paid, on each Dividend Payment Date (i.e., no dividends shall accrue on unpaid dividends unless and until the first Dividend Payment Date for such unpaid dividends has passed), whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends but shall not be payable until legally permissible, as applicable.

(b)

Payment of Accruing Dividends. The Accruing Dividend shall be payable quarterly in arrears for the previous calendar quarter and, at the election of the Board, either (i) be paid in cash out of funds or property legally available therefor under Delaware law, or (ii) accrue and compound, in an amount equal to the Preferential Dividend Rate multiplied by the then-current Stated Value. As of 5:00 p.m., New York City time (the “Close of Business”) on each Dividend Payment Date, the dollar amount of the Accruing Dividend (regardless of whether or not declared) that has accumulated on the Series A Preferred Shares for the previous calendar quarter will, automatically and without any further action by the Company or the Holders, be added, effective immediately before the Close of Business on the related Dividend Payment Date, to the then-current Stated Value of each Series A Preferred Share outstanding as of such time; provided, however, that such addition shall not occur nor be required if, as of the Close of Business on such Dividend Payment Date, the Company, in its sole and absolute discretion, has settled the full amount of such Accruing Dividends in cash pursuant to this Section 3(b).

(c)

Restrictions on Dividends. The Company shall not, without the affirmative vote of the Required Holders, redeem or repurchase any equity interests ranking junior to the Series A Preferred Shares (other than the stock of employees upon the termination of such employees’ employment with the Company made in the ordinary course of business consistent with past practice) unless the Company has declared and paid in cash all unpaid Accruing Dividends pursuant to this Section 3 on the Series A Preferred Shares that have accrued immediately preceding the date of such redemption or repurchase.

(d)

Additional Dividends. In addition to Accruing Dividends, from and after the Issuance Date, the Holders shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series A Preferred Shares into Common Stock at the Conversion Price and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. Following the occurrence of a Liquidation Event and the payment in full to a Holder of its applicable liquidation preference as set forth in Section 2 above, such Holder shall cease to have any rights hereunder to participate in any future dividends or distributions made to the holders of Common Stock. The Company shall not declare or pay any dividends on any Junior Stock or Pari Passu Stock unless the Holders of Series A Preferred Shares then outstanding shall simultaneously receive a dividend on a pro rata basis as if the Series A Preferred Shares had been converted into shares of Common Stock pursuant to Section 4 at the then applicable Conversion Rate (as defined in Section 4(b)) immediately prior to the record date for determining the stockholders eligible to receive such dividends.

4.	Conversion of Series A Preferred Shares. Series A Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this Section 4.

(a)

Holder’s Conversion Right. At any time or times on or after the Issuance Date, any Holder shall be entitled to convert any whole number of Series A Preferred Shares, plus the amount of any accrued but unpaid dividends (including unpaid Accruing Dividends) per Series A Preferred Share then remaining, into fully paid and nonassessable shares of Common Stock in accordance with this Section 4 at the then applicable Conversion Rate.

(b)

Conversion. The number of shares of Common Stock issuable upon conversion of each Series A Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):

Accrued Value
Conversion Price

2

No fractional shares of Common Stock are to be issued upon the conversion of any Series A Preferred Share, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The applicable Conversion Rate and Conversion Price from time to time in effect is subject to adjustment as hereinafter provided.

(c)	Mechanics of Conversion. The conversion of Series A Preferred Shares shall be conducted in the following manner:

(i)    Holder’s Delivery Requirements. To convert Series A Preferred Shares into shares of Common Stock on any date (a “Conversion Date”), a Holder shall (A) transmit by electronic mail (or otherwise personally deliver), for receipt on or prior to 4:59 p.m., New York City Time, on such date, a copy of a properly completed notice of conversion executed by the registered Holder of the Series A Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 4(c)(vii), but without delaying the Company’s requirement to deliver shares of Common Stock on the applicable Share Delivery Date (as defined below), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificates, if any, representing the Series A Preferred Shares being converted (or compliance with the procedures set forth in Section 16) (the “Series A Preferred Stock Certificates”).

(ii)    Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, the Company shall (A) as soon as practicable, but in any event within one (1) Trading Day, send, via electronic mail, a confirmation of receipt of such Conversion Notice to such Holder and the Company’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein and (B) on or before the earlier of (I) the number of Trading Days comprising the Standard Settlement Period and (II) the second (2nd) Trading Day, in each case, following the date of receipt by the Company of such Conversion Notice (a “Share Delivery Date”), (1) provided the Transfer Agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian (“DWAC”) system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate (which may be in electronic book entry form), registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled.

(iii)    Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the applicable Conversion Date, irrespective of the date such shares of Common Stock are credited to such Holder’s or its designee’s account with DTC or the date of delivery of the certificates evidencing such shares of Common Stock, as the case may be.

(iv)    Buy-In. If the Company fails, prior to the applicable Share Delivery Date, to either credit shares of Common Stock to such Holder’s or its designee’s account with DTC or deliver the applicable certificate or certificates to such Holder in accordance with Section 4(c)(ii), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series A Preferred Shares equal to the number of Series A Preferred Shares submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Series A Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely credit shares of Common Stock to such Holder’s or its designee’s account with DTC or deliver certificates representing shares of Common Stock upon conversion of the Series A Preferred Shares as required pursuant to the terms hereof.

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(v)    Partial Liquidated Damages. If the Company fails to either credit shares of Common Stock to such Holder’s or its designee’s account with DTC or deliver the applicable certificate or certificates to such Holder in accordance with Section 4(c)(ii) by the Share Delivery Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Series A Preferred Shares being converted, $50 per Business Day (increasing to $100 per Business Day on the third Business Day and increasing to $200 per Business Day on the sixth Business Day after such damages begin to accrue) for each Business Day after the Share Delivery Date until such shares of Common Stock are delivered or Holder requests the reissue (if surrendered) of the Series A Preferred Shares. Nothing herein shall limit a Holder’s right to pursue actual damages for the Company’s failure to deliver the shares or pay the cash within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(vi)    Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Series A Preferred Shares, the Company shall convert from each Holder electing to have Series A Preferred Shares converted at such time a pro rata amount of such Holder’s Series A Preferred Shares submitted for conversion based on the number of Series A Preferred Shares submitted for conversion on such date by such Holder relative to the number of Series A Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Series A Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute.

(vii)    Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Series A Preferred Shares in accordance with the terms hereof, to the extent that a Holder has been issued a physical certificate representing the Series A Preferred Shares, a Holder thereof shall not be required to physically surrender the certificate representing the Series A Preferred Shares to the Company unless (A) the full or remaining number of Series A Preferred Shares represented by the certificate are being converted, in which case such Holder shall deliver such stock certificate to the Company as soon as practicable following such conversion or (B) a Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series A Preferred Shares upon physical surrender of any Series A Preferred Shares. Each Holder and the Company shall maintain records showing the number of Series A Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holders and the Company, so as not to require physical surrender of the certificate representing the Series A Preferred Shares, if any, upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series A Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Series A Preferred Shares represented by a physical certificate are converted as aforesaid, a Holder may not transfer the certificate representing the Series A Preferred Shares unless such Holder first physically surrenders the certificate representing the Series A Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of such Holder a new certificate of like tenor, registered as such Holder may request, representing in the aggregate the remaining number of Series A Preferred Shares represented by such certificate. A Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series A Preferred Shares, the number of Series A Preferred Shares represented by such certificate may be less than the number of Series A Preferred Shares stated on the face thereof. Each certificate for Series A Preferred Shares shall bear the following legend:

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ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(vii) THEREOF. THE NUMBER OF SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES A PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(vii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SERIES A PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(d)	Mandatory Conversion at the Company’s Election.

(i)     General. If at any time, or from time to time, from and after the Issuance Date the Closing Sale Price has equaled or exceeded (subject to adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the Mandatory Conversion Measuring Period) the Conversion Price for at least twenty (20) of any thirty (30) consecutive Trading Days (a “Mandatory Conversion Measuring Period”) immediately preceding the date the Company delivers to the applicable Holders of Series A Preferred Shares a mandatory conversion notice (a “Mandatory Conversion Notice”), the number of Series A Preferred Shares specified in the Mandatory Conversion Notice shall automatically convert on the Mandatory Conversion Date into a number of shares of Common Stock equal to the Accrued Value per Series A Preferred Share, divided by the Conversion Price then in effect (a “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 4(d) by delivering a Mandatory Conversion Notice within not more than one (1) Trading Day following the end of such Mandatory Conversion Measuring Period (the date all Holders received (or, in accordance with Section 9(f) of the Securities Purchase Agreement, are deemed to have received) such notice is referred to as a “Mandatory Conversion Notice Date”). Each Mandatory Conversion Notice shall be irrevocable. Each Mandatory Conversion Notice shall state (A) the Trading Day on which the applicable Mandatory Conversion shall occur, which Trading Day shall be the earlier of (I) the number of Trading Days comprising the Standard Settlement Period and (II) the second (2nd) Trading Day, in each case, following the applicable Mandatory Conversion Notice Date (a “Mandatory Conversion Date”); (B) the aggregate number of Series A Preferred Shares which the Company has elected to be subject to such Mandatory Conversion from such Holder and all other Holders pursuant to this Section 4(d); and (C) the number of shares of Common Stock to be issued to such Holder on the applicable Mandatory Conversion Date. Notwithstanding anything to the contrary in this Section 4(d), until the applicable Mandatory Conversion has occurred, the Series A Preferred Shares subject to the Mandatory Conversion may be converted, in whole or in part, by a Holder into shares of Common Stock pursuant to Section 4(c). All Series A Preferred Shares converted by a Holder after a Mandatory Conversion Notice Date but prior to the related Mandatory Conversion Date shall reduce the number of Series A Preferred Shares required to be converted on the related Mandatory Conversion Date, unless such Holder otherwise indicates in a Conversion Notice.

(ii)    Pro Rata Conversion Requirement. If the Company elects to cause a Mandatory Conversion pursuant to Section 4(d)(i), then it must simultaneously take the same action in the same proportion with respect to all Series A Preferred Shares. If the Company elects a Mandatory Conversion of the Series A Preferred Shares pursuant to Section 4(d)(i) with respect to less than all of the Series A Preferred Shares then outstanding, then the Company shall require conversion of a number of Series A Preferred Shares from each Holder equal to the product of (A) the aggregate number of Series A Preferred Shares which the Company has elected to cause to be converted pursuant to Section 4(d)(i), multiplied by (B) the fraction, the numerator of which is the sum of the aggregate number of Series A Preferred Shares then held by such Holder and the denominator of which is the aggregate number of Series A Preferred Shares then-outstanding.

(e)	[RESERVED]

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(f)

Transfer Taxes. The issuance of shares of the Common Stock on conversion of the Series A Preferred Shares shall be made without charge to the Holders for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such shares of Common Stock.

(g)	Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 4(g).

(i)    Voluntary Adjustment By Company. The Company may at any time, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board.

(ii)    Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 4(g)(ii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii)    Other Events. If any event occurs of the type contemplated by the provisions of this Section 4(g) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board will make an appropriate adjustment in the Conversion Price, as mutually determined by the Board and the Required Holders, so as to protect the rights of the Holders; provided that no such adjustment pursuant to this Section 4(g)(iii) will increase the Conversion Price as otherwise determined pursuant to this Section 4(g).

(iv)    Calculations. All calculations under this Section 4(g) shall be made to the nearest cent.

(h)	Notices.

(i)    Promptly upon any adjustment of the Conversion Price pursuant to Section 4(g), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)     The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Liquidation Event, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(iii)    The Company will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Liquidation Event will take place; provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(i)

Pre-Delivery of Common Stock. Notwithstanding anything to the contrary herein, with the prior written consent of a Holder, the Company may at any time or from time to time deliver shares of Common Stock to such Holder and such shares of Common Stock (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the delivery thereof to such Holder) shall be used to offset any requirement thereafter to deliver shares of Common Stock hereunder to such Holder.

5.	Redemption. The Company may not redeem any of the outstanding Series A Preferred Shares.

6.

Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Series A Preferred Shares) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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7.	Reservation of Shares.

(a)

Required Reserve. The Company shall have sufficient authorized and unissued shares of Common Stock for each then-outstanding Series A Preferred Share equal to 100% of the number of shares of Common Stock necessary to effect the conversion of such Series A Preferred Share at the then applicable Conversion Rate. The Company shall, so long as any of the Series A Preferred Shares are outstanding, take all reasonable action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Series A Preferred Shares, such number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Series A Preferred Shares then outstanding (with the actions set forth in Section 7(b) being deemed reasonable and necessary); provided that at no time shall the number of shares of Common Stock so reserved be less than 100% of the number of shares of Common Stock for which the Series A Preferred Shares are at any time convertible (the “Required Reserve Amount”).

(b)

Insufficient Authorized Shares. If at any time while any of the Series A Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series A Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall promptly take all reasonable action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Series A Preferred Shares then outstanding (with the actions set forth in this Section 7(b) being deemed reasonable and necessary). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause the Board to recommend to the stockholders that they approve such proposal. Notwithstanding the foregoing, if at any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

8.	Voting Rights. Except as required by applicable law and set forth in this Certificate of Designations, the Series A Preferred Shares shall not have any voting rights.

9.

Equal Treatment of Holders. No consideration shall be offered or paid to any of the Holders to amend or waive or modify any provision of the Series A Preferred Shares, unless the same consideration (other than the reimbursement of legal fees) is also offered to all of the Holders. This provision constitutes a separate right granted to each of the Holders by the Company and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of securities or otherwise.

10.

Negative Covenants. Until all of the Series A Preferred Shares have been converted, repurchased or otherwise satisfied in accordance with their terms, the Company shall not, and the Company shall not permit any of its Subsidiaries to, without the prior written consent of the Required Holders, directly or indirectly:

(a)

create (by reclassification or otherwise), or authorize the creation of, or issue or obligate itself to issue additional or other capital stock or securities exchangeable for or convertible or exercisable into capital stock that is Pari Passu Stock or ranks senior to the Series A Preferred Shares in respect of the preferences as to distributions, the payment of dividends and payments upon a Liquidation Event;

(b)

increase or decrease the authorized number of directors constituting the Board, or, unless otherwise approved by at least one of the Preferred Directors (as defined in the Securities Purchase Agreement), change the composition or charter of any committee of the Board if such change would alter, impair or impact the participation rights of any Preferred Directors; or

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(c)	agree or commit to do any of the foregoing.

11.

Vote to Change the Terms of or Issue Series A Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Amended and Restated Certificate of Incorporation, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company may: (a) amend, alter or repeal any provision of, or add any provision to, the Amended and Restated Certificate of Incorporation or bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Shares, regardless of whether any such action shall be by means of amendment to the Amended and Restated Certificate of Incorporation or by merger, consolidation or otherwise, other than to effect the Reverse Stock Split (as defined in the Securities Purchase Agreement); (b) increase or decrease the authorized number of shares of Series A Preferred Shares; (c) amend or waive any provision of the Certificate of Designations with respect to the Series A Preferred Shares or (d) circumvent a right of the Series A Preferred Shares; provided, further, that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Holder relative to the comparable rights and obligations of the other Holders shall require the prior written consent of such adversely affected Holder. Any amendment or waiver to this Certificate of Designations made in conformity with the provisions of this Section 11 shall be binding on all Holders. No such amendment or waiver shall be effective to the extent that it applies to less than all of the Holders.

12.	General Provisions.

(a)

In addition to the above provisions with respect to Series A Preferred Shares, such Series A Preferred Shares shall be subject to and be entitled to the benefit of the provisions set forth in the Amended and Restated Certificate of Incorporation of the Company with respect to preferred stock of the Company generally; provided, however, that in the event of any conflict between such provisions, the provisions set forth in this Certificate of Designations shall control.

(b)	Any Series A Preferred Shares which are converted, repurchased or otherwise satisfied shall be automatically and immediately cancelled and shall not be reissued, sold or transferred.

(c)

Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

(d)

Whenever any payment of cash is to be made by the Company to any Person pursuant to this Certificate of Designations, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing; provided, that a Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with no less than two (2) Business Days prior written notice setting out such request and such Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amounts due under the Transaction Documents which is not paid within three (3) Business Days of the time such amount is due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twelve percent (12.0%) per annum from the date such amount was due until the same is paid in full.

13.	Governing Law. This Certificate of Designations shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to conflict of law principles.

14.

Consent to Jurisdiction; Service of Process and Venue. Any legal action or proceeding with respect to this Certificate of Designations may be brought in the courts of the State of Delaware or of the United States District Court for the District of Delaware, and, the Company and each Holder hereby irrevocably accepts in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and each Holder hereby irrevocably consents to the service of process out of any of the aforementioned courts and in any such action or proceeding by any means permitted by applicable law, including, without limitation, as set forth in Section 9(f) of the Securities Purchase Agreement. The Company and each Holder agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and each Holder expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the jurisdiction or laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Company or any Holder has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, each of the Company and such Holder hereby irrevocably waives such immunity in respect of its obligations under this Certificate of Designations.

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15.

Waiver Of Jury Trial, Etc. THE COMPANY AND EACH HOLDER HERETO HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS CERTIFICATE OF DESIGNATIONS OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Certificate of Designations or any transaction contemplated hereby, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims.

16.

Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Series A Preferred Stock Certificates representing the Series A Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by such Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Series A Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if such Holder contemporaneously requests the Company to convert such Series A Preferred Shares into Common Stock.

17.

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by such Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

18.	Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

19.

Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

20.

Transfer of Series A Preferred Shares. Any transfer of Series A Preferred Shares shall comply with Section 5(c)(i) of the Securities Purchase Agreement, and any attempted sale, assignment or transfer of Series A Preferred Shares made without such compliance shall be void ab initio and of no effect.

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21.

Series A Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Series A Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Series A Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Series A Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

22.

Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall, unless any provision of any Transaction Document provides otherwise with respect to the receipt or delivery of a particular notice in accordance with the terms and conditions of the Transaction Documents, within four (4) Business Days after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company shall so indicate to the Holders contemporaneously with delivery of such notice, and in the absence of any such indication, the Holders shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries. For purposes of this Section 22, public disclosure of any information by a stockholder of the Company (including any filing pursuant to Section 13 or Section 16 of the Exchange Act) shall satisfy the requirement that such information be publicly disclosed by the Company.

23.

Certain Defined Terms. For purposes of this Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company (this “Certificate of Designations”) the following terms shall have the following meanings:

(a)

“Accrued Value” means, with respect to each Series A Preferred Share, the sum of (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Shares) (i) the then-current Stated Value plus (ii) an amount equal to the aggregate of all accrued but unpaid dividends (whether or not declared), including unpaid Accruing Dividends, on such share through and including such date.

(b)	“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

(c)	“Bloomberg” means Bloomberg L.P.

(d)	“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last bid trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(f)

“Common Stock” means (i) the Company’s shares of Common Stock, par value $0.001 per share and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reorganization, recapitalization or reclassification of such Common Stock.

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(g)	“Conversion Price” means $0.50[1], subject to adjustment as provided herein.

(h)	“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(i)

“Dividend Payment Date” shall mean March 31, June 30, September 30 and December 31 of each year, commencing on such date immediately following the Issuance Date; provided that if any such Dividend Payment Date would otherwise occur on a day that is not a Business Day, such Dividend Payment Date shall instead be (and any dividend payable on the Series A Preferred Shares on such Dividend Payment Date shall instead be payable on) the immediately succeeding Business Day (without any interest, and with any additional accumulated dividends in connection with such additional Business Day(s) being recognized in the Dividend Period commencing on such Dividend Payment Date).

(j)

“Dividend Period” shall mean the period commencing on and including a Dividend Payment Date (or, in the case of the initial Dividend Period, the Issuance Date) and shall end on and include the day immediately preceding the next Dividend Payment Date.

(k)	“Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

(l)

“Fundamental Transaction” means (i) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets, determined on a consolidated basis, of the Company or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (C) make, or allow one or more Subject Entities to make, or allow the Company to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (1) 50% of the outstanding shares of Common Stock, (2) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (3) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (D) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby such Subject Entities, individually or in the aggregate, acquire, either (1) at least 50% of the outstanding shares of Common Stock, (2) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (3) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (E) reorganize, recapitalize or reclassify its Common Stock, or (ii) that the Company shall, directly or indirectly, including through Subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the Issuance Date calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their shares of Common Stock without approval of the stockholders of the Company.

1 Note to Draft: Price shall be subject to adjustment for any stock dividend, stock split, stock combination, reclassification or other similar transactions occurring between the date of the signing and closing.

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(m)	“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

(n)

“Liquidation Event” means (i) the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions, or adoption of any plan for the same, (ii) a consolidation or merger of the Company with or into another entity except any such consolidation or merger (in a single transaction or in a related series of transactions) involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such consolidation or merger continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such consolidation or merger at least a majority, by voting power, of the outstanding capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such consolidation or merger, the parent corporation of such surviving or resulting corporation, (iii) except as provided for in clause (ii), a Fundamental Transaction, or (iv) a sale, license, lease or transfer of all or substantially all of the Company’s assets.

(o)	“Options” means any rights, warrants or options to subscribe for or purchase (i) shares of Common Stock or (ii) Convertible Securities.

(p)

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(q)	“Principal Market” means the Nasdaq Global Select Market.

(r)	“Required Holders” means the Holders representing at least a majority of the aggregate Series A Preferred Shares then outstanding.

(s)	“SEC” means the United States Securities and Exchange Commission.

(t)	“Securities Act” means the Securities Act of 1933, as amended.

(u)	“Securities Purchase Agreement” means the Securities Purchase Agreement, dated as of July 29, 2026, by and among the Company and the investors referred to therein.

(v)

“Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Eligible Market with respect to the Common Stock as in effect on the date of delivery of the applicable Conversion Notice.

(w)	“Stated Value” means $1,000 plus such amounts as are added thereto from time to time in connection with the payment of Accruing Dividends pursuant to Section 3(b).

(x)	“Stockholder Approval” shall have the meaning ascribed to such term in the Securities Purchase Agreement.

(y)	“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group, in each case, other than the Holders.

(z)

“Subsidiaries” means any joint venture or entity in which the Company, directly or indirectly, owns a majority of capital stock or an equity or similar interest, including any subsidiaries formed or acquired after the Issuance Date.

(aa)

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the entire final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(bb)	“Transaction Documents” means this Certificate of Designations and the Securities Purchase Agreement.

* * * * *

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be duly executed, as of the __ day of _____________, 2026.

ACCURAY INCORPORATED

By:
Name:
Title:

EXHIBIT I

ACCURAY INCORPORATED

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Accuray Incorporated (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), of Accuray Incorporated, a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of Series A Preferred Shares to be converted:

Stock certificate no(s). of Series A Preferred Shares to be converted:

Tax ID Number (If applicable):

Please confirm the following information:

Conversion Price:

Please check the following box if the Conversion Price is being determined by:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Series A Preferred Shares are being converted to the Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

Address:

Telephone Number:

☐ Check here if requesting delivery by DWAC as follows:

DTC Participant:

DTC Number:

Account Number:

☐ Check here if requesting delivery by book-entry only registration through the DTC’s Direct Registration System (DRS):

Issue to:

Address:

Telephone Number:

Authorization:

By:
Title:

Dated:

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

[NOTE TO HOLDER — THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Computershare Inc. to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated ____________________, 2026 from the Company and acknowledged and agreed to by Computershare Inc.

ACCURAY INCORPORATED

By:
Name:
Title:

Certain information in this exhibit has been omitted because they are both (i) not material and (ii) is the type that the company treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

EXHIBIT B
SCHEDULE OF INVESTORS

[***]

EXHIBIT C
FORM OF NEW PENNY WARRANT

EXHIBIT D
FORM OF FINANCING AGREEMENT AMENDMENT